ESC STRATEGIC FUNDS
--------------------------------------------------------------------------------
                                                                     May 4, 1999

Dear Shareholder:

Put mildly, the twelve months ended March 31, 1999 were very trying ones indeed for the small cap markets. In the first half of the period, uncertainty and, at times, even fear rippled through the markets due to problems primarily in markets abroad. Investors ran for cover and virtually all but the most conservative securities were trampled underfoot. In the second half of the period, the environment improved and investors returned. Stocks across the spectrum rebounded but the clear favorites continued to be issues perceived to offer some safety and the greatest liquidity.

The vast majority of stocks labored in the shadow of the biggest and best known names among large cap companies. But, as the large cap stocks moved the Dow Jones Industrial Average(1) over 10,000, the small caps struggled. Despite strong fundamentals, growth rates projected to be above those of most larger cap companies and extremely attractive valuations, investors continued to look elsewhere. Smaller stocks began their sixth year of underperformance relative to large cap stocks. Given the sheer fundamental strength of our portfolios' holdings, the environment was extremely frustrating and returns disappointing.

ESC STRATEGIC VALUE FUND LIQUIDATES

The market's neglect of the small cap stocks in general and small cap value stocks in particular took casualties, and regretfully, among them was the ESC Strategic Value Fund. During its almost two years of existence, the Fund had not attracted sufficient interest among prospective investors and, given sentiment toward value stocks, was considered unlikely to do so in the near-term. Furthermore, because of the Fund's declining asset size resulting from significant redemptions from shareholders, our Board of Directors was concerned that it could not operate on an ongoing basis, at a competitive expense ratio or achieve economies for efficient management of the portfolio. Consequently, effective March 26, 1999, the Fund was liquidated.

DIFFICULT MARKETS

Certainly, the past year was among the worst of times for all but the most determined long-term investors in small cap stocks. With interest rates low, inflation virtually non-existent and the economy strong, many companies in the small cap sector are, we believe, operationally strong -- at the same time their valuations have wilted. From the peaks reached in 1998 through the end of March 1999, companies with market caps between $250 million and $2 billion dropped some 32% and companies with market caps below $250 million were down 51%.

Throughout the period, monies were drawn from sectors across the marketplace toward a select few stocks regarded as symbols of a dawning information age. Returns in these issues, particularly those related to the internet, made it extremely difficult for investors to look beyond. We believe in the information age, and its ensuing benefits too -- but, over the long-term, investment fundamentals drive stock prices, not enthusiasm or euphoria.

(1) The Dow Jones Industrial Average is a price-weighted average based only on the price performance of 30 blue chip stocks.

FUNDAMENTALS DO COUNT

Many of the market's current internet favorites have yet to report a penny of earnings, and may not do so for years. Last year, the largest stocks carried the highest price-to-earning ratios, but reported slowing earnings growth. Yet, these companies continued to appreciate, thereby driving their price-to-earning ratios even higher, and defying investment fundamentals. The remainder of the market declined, despite increasing earnings growth, thereby further compressing price-to-earning ratios -- again, defying fundamentals. So, while this environment is a challenging one for small cap investors, it is our opinion that it will not, and can not last forever.

IN CLOSING

In the pages that follow, you will find a detailed discussion of the performance of each of the ESC Strategic Funds during the twelve months ended March 31, 1999. We urge you to read this report closely.

Finally, we would like to thank you for your continued confidence in us. We look forward to providing you with superior investment management and service to meet your investment needs now and in the future. If you would like a prospectus, have any questions or require any assistance, we can, as always, be reached at 1-800-372-3360.

                                               Sincerely,
                                               /s/ W. Howard Cammack, Jr.

                                               W. Howard Cammack, Jr.
                                               Chairman
                                               ESC Strategic Funds

Shares of the ESC Strategic Funds are not deposits or obligations of, or guaranteed or endorsed by SunTrust Bank, any of its affiliates or the distributor. The ESC Strategic Funds are distributed by BISYS Fund Services. Shares are NOT FDIC INSURED nor are they insured by any other government agency. An investment in the funds involves investment risk, including possible loss of principal.

For more complete information on any of the ESC Strategic Funds, including on-going fees, expenses and sales charges, please call 1-800-372-3360 for a free prospectus. Please read the prospectus carefully before investing or sending money.

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

ESC STRATEGIC INCOME FUND(1)

     Very simply, the year ended March 31, 1999 was a turbulent one in the fixed income markets. Troubles in economies abroad and anticipation that our own economy was slowing roiled the markets in the first half of 1999. Investors fled to quality -- and liquidity dried up in virtually all sectors of the market except for Treasuries. In response to actions by monetary authorities abroad and moves by the Federal Reserve at home to cut interest rates, sentiment improved in the second half of 1999. Nonetheless, in the high yield sector, the result was a bifurcated market -- one where investors showed a clear preference for the strongest securities.

     Focused on these issues and maintaining a strict emphasis on strong credit fundamentals throughout the year, the Fund weathered the storms well. Also, in early October, the portfolio's orientation was shifted away from the global market and rebuilt with a pure high yield focus. North American securities were emphasized -- a move that enabled us to scrutinize issues and monitor the environment more closely. Due to the fact that this realignment and redeployment of assets took place in the second half of the period, however, performance over the year should not be considered as representative of the Fund's long-term potential. For the year ended March 31, 1999, the Fund produced a total return of 5.64%, (Class A without the sales charge) versus its benchmarks which returned -0.38% for the Lehman Brothers High Yield Bond Index(2), and 2.56% for the Lipper Global Income Fund Index(3).

QUALITY IS THE KEY

     Given the current global situation and the fact that our own economy is weakening, we expect the climate to be somewhat volatile in the high yield market in the months ahead. In years past, high yield debt was issued primarily by larger companies with solid asset bases and strong cash flows. In the prosperous economy of the past several years, smaller, less established companies with less predictable cash flows have entered the marketplace.

     While these companies do pay a premium for cash, as the economy softens, their downside potential for investors will increase. Consequently, our focus remains firmly fixed on quality, investing in only issues rated B or better. Also, assets are invested primarily in North American securities issued by established companies with the cash flow to support their endeavors. Given the environment, this type of paper is scarce but well worth the effort and patience to find. At some point, we believe, although the Fund may invest in lower rated instruments, the shoe will drop and those chasing yields may pay dearly for it.

[INCOME FUND CLASS A GRAPH]

                                                                            LIPPER GLOBAL INCOME FUND     LEHMAN BROTHERS HIGH
                                                  INCOME FUND CLASS A*               INDEX 3               YIELD BOND INDEX 2
                                                  --------------------      -------------------------     --------------------
 5/4/94                                                  9525.00                    10000.00                    10000.00
 3/95                                                   10057.00                    10279.00                    10771.00
 3/96                                                   10828.00                    11557.00                    12328.00
 3/97                                                   11852.00                    12524.00                    13640.00
 3/98                                                   12172.00                    13514.00                    15725.00
 3/99                                                   12858.00                    13859.00                    15784.00

                  * Reflects the maximum sales charge of
                    4.50%.

                                          AVERAGE ANNUAL TOTAL RETURN
                                      -----------------------------------
                                      VALUE AT            SINCE INCEPTION
                                      3/31/99    1 YEAR      (5/4/94)
                                      --------   ------   ---------------
Income Fund*........................   12,858     0.89%        5.26%
Lehman Brothers High Yield Bond
  Index(2)..........................   15,784     0.38%        9.73%
Lipper Global Income Fund
  Index(3)..........................   13,859     2.56%        6.86%

[INCOME FUND CLASS D GRAPH]

                                                                              LIPPER GLOBAL INCOME        LEHMAN BROTHERS HIGH
                                                  INCOME FUND CLASS D**              INDEX 3               YIELD BOND INDEX 2
                                                  ---------------------       --------------------        --------------------
 5/4/94                                                  9820.00                    10000.00                    10000.00
 3/95                                                   10519.00                    10279.00                    10771.00
 3/96                                                   11052.00                    11557.00                    12328.00
 3/97                                                   11426.00                    12524.00                    13640.00
 3/98                                                   12299.00                    13514.00                    15725.00
 3/99                                                   12943.00                    13859.00                    15784.00

                  ** Reflects the maximum sales charge of
                     1.50%.

                                          AVERAGE ANNUAL TOTAL RETURN
                                      -----------------------------------
                                      VALUE AT            SINCE INCEPTION
                                      3/31/99    1 YEAR      (5/4/94)
                                      --------   ------   ---------------
Income Fund**.......................   12,943     3.68%        5.40%
Lehman Brothers High Yield Bond
  Index(2)..........................   15,784     0.38%        9.73%
Lipper Global Income Fund
  Index(3)..........................   13,859     2.56%        6.86%

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The Fund's portfolio composition is subject to change.

(1) Although the Fund's yield may be significantly higher than that of other fixed income funds that are based higher rated securities, that is generally based upon greater risk that the Fund's share price will decline.

(2) Lehman Brothers High Yield Bond Index is generally representative of high yield bonds. The index is unmanaged and does not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value added services.

(3) The Lipper Global Income Fund Index states by prospectus that it invests primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

ESC STRATEGIC INTERNATIONAL EQUITY FUND(1)

     Clearly, the year ended March 31, 1999 was a challenging one for international investors. In the first half, turmoil in Asian markets, the collapse of the Russian economy and the prospect of slowing growth in the U.S., dampened enthusiasm for international securities. In the second half, with the exception of Europe where slower growth took the gloss off equities and currencies, the environment in the global marketplace improved. Some of the best returns were generated in Latin American markets when confidence improved and investors began to warm to the region after a turbulent period. In Japan, there was a feeling that the government was making progress in financial reform and outside investors began to return to the region.

     After lowering exposures in the Pacific region and Japan in the first half of the year ended March 31, 1999, we moved quickly to increase exposures as sentiment changed in the second half. Consequently, at the end of the year, the Fund was marketweighted in Japan and overweighted in Hong Kong and Singapore. For the twelve months ended March 31, 1999, the Fund produced a total return of -2.13%, (Class A without the sales charge), versus 6.06% produced by the Morgan Stanley Capital International EAFE Index(2) (the "EAFE Index") over the same period. The Fund's underperformance of its benchmark can be partly attributed to the fact that the Fund has been invested solely in non-U.S. issues only since July 17, 1998. Prior to July 17, 1998 its investments were diversified across both domestic and international markets.

THE OUTLOOK IS POSITIVE

     The direction of U.S. interest rates, the rate of growth in Europe and the sustainability of Japan's rebound are the keys to progress in the months ahead. Our own view is that growth in the U.S. will indeed slow through this year as a result of rising imports and that this will allow the Federal Reserve to leave rates as they currently stand. This will be important for Europe where slower growth will probably require lower rates during the coming months. Turning to Japan, the combination of government action and corporate restructuring leads us to believe that the Japanese economy will continue to improve and corporate profits will pick up. Moreover, stable growth and a continuation of low interest rates in the U.S., will also help create a more positive environment in Japan and surrounding economies.

     As a result, we're optimistic about the prospects for the global markets in the months ahead. As of March 31, 1999, the top five holdings in the Fund's portfolio were: Cifra (4% of portfolio assets), Fomento Economico (4%), Telecom Italia (3%), Telecom Italia Mobile (3%) and Aegon N.V. (3%).*

* The Fund's portfolio composition is subject to change.

[INTERNATIONAL EQUITY FUND GRAPH]

                                               INTERNATIONAL EQUITY FUND                                   MORGAN STANLEY EAFE
                                                       CLASS A*               LIPPER GLOBAL INDEX3               INDEX2
                                               -------------------------      --------------------         -------------------
 5/12/94                                                 9561.00                    10000.00                    10000.00
 3/95                                                    9471.00                     9857.00                    10259.00
 3/96                                                   10835.00                    11953.00                    11315.00
 3/97                                                   11738.00                    13367.00                    11761.00
 3/98                                                   14349.00                    16997.00                    13987.00
 3/99                                                   14044.00                    17623.00                    14878.00

                  * Reflects the maximum sales charge of
                    4.50%.

                                                                  AVERAGE ANNUAL TOTAL RETURN
                                                                  ---------------------------
                                                              VALUE AT            SINCE INCEPTION
                                                              3/31/99    1 YEAR      (5/12/94)
                                                              --------   ------   ---------------
                        International Equity Fund*..........   14,044    -6.54%        7.20%
                        Morgan Stanley EAFE Index(2)........   14,878     6.37%        8.57%
                        Lipper Global Index(3)..............   17,623     3.68%       12.44%

[GLOBAL EQUITY FUND GRAPH]

                                               INTERNATIONAL EQUITY FUND                                   MORGAN STANLEY EAFE
                                                       CLASS D**              LIPPER GLOBAL INDEX3               INDEX2
                                               -------------------------      --------------------         -------------------
 5/12/94                                                 9862.00                    10000.00                    10000.00
 3/95                                                    9683.00                     9857.00                    10259.00
 3/96                                                   11039.00                    11953.00                    11315.00
 3/97                                                   11910.00                    13367.00                    11761.00
 3/98                                                   14541.00                    16997.00                    13987.00
 3/99                                                   14158.00                    17623.00                    14878.00

                  ** Reflects the maximum sales charge of
                     1.50%.

                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                                   ---------------------------
                                                               VALUE AT            SINCE INCEPTION
                                                               3/31/99    1 YEAR      (5/12/94)
                                                               --------   ------   ---------------
                        International Equity Fund**..........   14,158    -4.10%        7.38%
                        Morgan Stanley EAFE Index(2).........   14,878     6.37%        8.57%
                        Lipper Global Index(3)...............   17,623     3.68%       12.44%

    Past performance is not predictive of future performance. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) International investing involves increased risk and volatility.

(2) The performance of the ESC Strategic International Equity Fund is measured against the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index which generally represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

(3) The Lipper Global Fund Index invests at least 25% of its portfolio in securities traded outside of the U.S. and may own U.S. securities as well.

                           ESC STRATEGIC FUNDS, INC.

ESC STRATEGIC SMALL CAP FUND(1)

     Size and "sizzle" were what counted in the market during the year ended March 31, 1999. Throughout the period, sentiment overwhelmingly favored large capitalization growth stocks and those that were internet-related. Virtually all other sectors suffered from neglect -- and the small cap sector was among the most neglected. Moreover, given investors' concerns with safety and liquidity, the smaller a company's capitalization was, the bleaker the situation throughout the year.

     Consequently, the period was another frustrating one. Focused on companies with strong fundamentals, solid long-term prospects and earnings growing at a rate of 25% or better, the portfolio held positions in some 50 companies. The average market cap of these holdings, however, was approximately $368 million and that was the only number that seemed to count. So, for the twelve months ended the Fund produced a total return of -24.97% (Class A without sales charge). With an average market cap approximately twice that of our portfolio, the Funds benchmark, the Russell 2000(2) produced a total return of -17.27% for the same period.

PERSEVERANCE WINS OUT

     All of which brings us to where we are today -- focused on solid values that, given the environment, are now at low valuations. In fact, the average small cap is still some 50% below its high of last spring. We are hopeful about the prospects for small caps, but when the tide will turn and precisely when investors will recognize and reward the values presented here is impossible to predict.

     As of March 31, 1999, the top five holdings in the fund's portfolio were:
Astec Industries (5% of the portfolio's assets), Intrawest (3%), Electro Scientific (3%), Allied Capital Corporation (3%) and Speedway Motorsports, Inc. (3%).*

* The Fund's portfolio composition is subject to change.

[SMALL CAP CLASS A GRAPH]

                                       SMALL CAP FUND CLASS      LIPPER SMALL CAP                             NASDAQ INDUSTRIAL
                                                A*                 FUND INDEX 3       RUSSELL 2000 INDEX 2         INDEX 2
                                       --------------------      ----------------     --------------------    -----------------
6/8/94                                        9417.00                10000.00               10000.00               10000.00
3/95                                         10987.00                11069.00               10462.00               10746.00
3/96                                         16027.00                14572.00               13269.00               13736.00
3/97                                         18430.00                14288.00               13745.00               13644.00
3/98                                         25920.00                20089.00               19289.00               18252.00
3/99                                         19449.00                17143.00               15958.00               18587.00

                  * Reflects maximum sales charge of 4.50%

                                                                  AVERAGE ANNUAL TOTAL RETURN
                                                                  ---------------------------
                                                              VALUE AT             SINCE INCEPTION
                                                              3/31/99    1 YEAR       (6/8/94)
                                                              --------   -------   ---------------
                        Small Cap Fund*.....................   19,449    -28.33%       14.83%
                        Russell 2000 w/out Income(2)........   15,958    -17.27%       10.15%
                        NASDAQ Industrials Index(2).........   18,587      1.83%       13.68%
                        Lipper Small Cap Fund Index(3)......   17,143    -14.67%       11.80%

[SMALL CAP FUND CLASS D GRAPH]

                                       SMALL CAP FUND CLASS      LIPPER SMALL CAP                             NASDAQ INDUSTRIAL
                                               D**                 FUND INDEX 3       RUSSELL 2000 INDEX 2         INDEX 2
                                       --------------------      ----------------     --------------------    -----------------
6/8/94                                        9714.00                10000.00               10000.00               10000.00
3/95                                         11303.00                11069.00               10462.00               10746.00
3/96                                         16411.00                14572.00               13269.00               13736.00
3/97                                         18800.00                14288.00               13745.00               13644.00
3/98                                         26417.00                20089.00               19289.00               18252.00
3/99                                         19707.00                17143.00               15958.00               18587.00

                  ** Reflects maximum sales charge of 1.50%

                                                                  AVERAGE ANNUAL TOTAL RETURN
                                                                  ---------------------------
                                                              VALUE AT             SINCE INCEPTION
                                                              3/31/99    1 YEAR       (6/8/94)
                                                              --------   -------   ---------------
                        Small Cap Fund**....................   19,707    -26.51%       15.14%
                        Russell 2000 w/out Income(2)........   15,958    -17.27%       10.15%
                        NASDAQ Industrials Index(2).........   18,587      1.83%       13.68%
                        Lipper Small Cap Fund Index(3)......   17,143    -14.67%       11.80%

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

(2) The performance of the ESC Small Cap Fund is measured against the Russell 2000 Index which is generally representative of the performance of small capitalization stocks and the Nasdaq Industrials Index which is a price-weighted index that is representative of small capitalization stocks which are classified as industrial companies. These indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

(3) The Lipper Small Cap Fund Index is by prospectus language or portfolio practice invested primarily in companies with market capitalizations less than $1 billion at the time of purchase.

ESC STRATEGIC APPRECIATION FUND

     Due to investors' focus on safety and liquidity, small cap stocks took a harder hit than larger caps in the tumultuous markets during the first half of the year ended March 31, 1999. Then, in the second half, the sector rebounded. Nevertheless, much as in the first half, market sentiment continued to favor the biggest and best known names. Moreover, in what was essentially a two-tiered market, investors were more willing to pay the price to chase the largest of large caps higher. In our opinion, virtually all other stocks were ignored. Consequently, at the end of the period, small caps continued to trade at a significant discount to the larger cap issues.

     Moreover, in general, the smaller the capitalization of a company, the weaker its stock performance -- regardless of the strength of its balance sheet, earnings growth and long-term prospects. As a result, despite the fact that many of the companies we hold positions in strengthened operationally and have growth rates in excess of the average larger capitalization issues, the period was a discouraging one. For the twelve months ended March 31, 1999, the Fund produced a total return of -22.43% (Class A without the sales charge), versus a return of 0.45% for its benchmark, the S&P MidCap 400(1).

REAL COMPANIES, REAL EARNINGS, OUTSTANDING POTENTIAL

     Clearly, momentum rather than fundamentals has driven stock prices over the past year, much to the detriment of small cap issues. But the pendulum should swing. Looking at the frenzied activity among internet stocks and the fact that the valuation gap between large and small cap stocks has widened to a historic high, we hopefully have reached near this point. In our opinion, sentiment will change so that investors once again value fundamentals rather than momentum.

     Given the strength of our holdings, and particularly strong growth rates in the near future and one year out, we believe the portfolio is well-positioned for a shift in investor sentiment. Moreover, we continue to capitalize on the environment. Many smaller technology companies, specifically well-established software companies, are now astonishingly priced. Also, benefiting from the low interest rate environment, consumer cyclical and housing as well as housing-related stocks offer investors many attractive long-term opportunities.

     As of March 31, 1999 the top five holdings in the Fund's portfolio were:
Elf Aquitane (3% of the portfolio assets), Telefonos De Mexico (2%), North Central Bancshares, Inc. (2%), SDL, Inc. (2%) and Hutchinson Whampoa (2%).*

* The Fund's portfolio composition is subject to change

[APPRECIATION FUND CLASS A GRAPH]

                                                                  LIPPER CAPITAL
                                         APPRECIATION FUND      APPRECIATION FUND     S&P MIDCAP 400 INDEX   S&P 500 STOCK INDEX
                                              CLASS A*               INDEX 2                   1                      1
                                         -----------------      -----------------     --------------------   -------------------
7/6/94                                         9685.00               10000.00               10000.00               10000.00
3/95                                          10249.00               11301.00               11253.00               11511.00
3/96                                          12819.00               14667.00               14459.00               15200.00
3/97                                          14646.00               15258.00               15994.00               18206.00
3/98                                          21490.00               21618.00               23838.00               26963.00
3/99                                          16669.00               24103.00               23945.00               31940.00

                  * Reflects maximum sales charge of 4.50%

                                                                  AVERAGE ANNUAL TOTAL RETURN
                                                                  ---------------------------
                                                              VALUE AT             SINCE INCEPTION
                                                              3/31/99    1 YEAR       (7/6/94)
                                                              --------   -------   ---------------
                        Appreciation Fund*..................   16,669    -25.90%       11.40%
                        S&P Midcap 400 Index(1).............   23,945      0.45%       20.18%
                        S&P 500 Stock Index(1)..............   31,940     18.46%       27.70%
                        Lipper Capital Appreciation Fund
                          Index(2)..........................   24,103     11.50%       20.35%

[SMALL CAP II FUND CLASS D GRAPH]

                                                                  LIPPER CAPITAL
                                         APPRECIATION FUND      APPRECIATION FUND     S&P MIDCAP 400 INDEX   S&P 500 STOCK INDEX
                                             CLASS D**               INDEX 2                   1                      1
                                         -----------------      -----------------     --------------------   -------------------
7/6/94                                         9990.00               10000.00               10000.00               10000.00
3/95                                          10553.00               11301.00               11253.00               11511.00
3/96                                          13114.00               14667.00               14459.00               15200.00
3/97                                          14925.00               15258.00               15994.00               18206.00
3/98                                          21904.00               21618.00               23838.00               26963.00
3/99                                          16904.00               24103.00               23945.00               31940.00

                  ** Reflects maximum sales charge of 1.50%

                                                                  AVERAGE ANNUAL TOTAL RETURN
                                                                  ---------------------------
                                                              VALUE AT             SINCE INCEPTION
                                                              3/31/99    1 YEAR       (7/6/94)
                                                              --------   -------   ---------------
                        Appreciation Fund**.................   16,904    -24.00%       11.73%
                        S&P Midcap 400 Index(1).............   23,945      0.45%       20.18%
                        S&P 500 Stock Index(1)..............   31,940     18.46%       27.70%
                        Lipper Capital Appreciation Fund
                          Index(2)..........................   24,103     11.50%       20.35%

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) The performance of the ESC Strategic Appreciation Fund is measured against the Standard & Poor's Mid-Cap 400 Index and the Standard & Poor's 500 Stock Index which generally is representative of the U.S. stock market as a whole. Both indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

(2) The Lipper Capital Appreciation Fund Index is by prospectus or portfolio practice invested primarily in companies with market capitalizations less than $5 billion at the time of purchase.

ESC STRATEGIC SMALL CAP II FUND(1)

     The year ended March 31, 1999 was a very strange one for small cap investors. During the period, the Dow Jones Industrial average crested 10,000 and the valuations of larger capitalization companies moved to record levels -- despite a softening profit picture and, in many cases, exposure to turmoil in markets abroad. The vast majority of small caps, on the other hand, continued to slump -- despite their extremely attractive valuations, rapidly increasing earnings and relative insulation from events overseas. But, the strength of any one company's balance sheet was simply not as important as its size in investors' eyes.

     Consequently, small caps in general lagged the market -- and those investing in smaller small caps took the hardest hits. With holdings in some 65 to 70 companies with market capitalizations averaging approximately $493 million, the Fund was no exception. For the year ended March 31, 1999, the Fund posted a total return of -29.75% (Class A without the sales charge). Focused on the performance of companies slightly larger, the Funds benchmark, the Russell 2000 Index(2), posted a total return of -17.27% for the same period.

OPPORTUNITIES ARE BREATHTAKING

     While it is difficult to remember in the face of investors' apparently unlimited enthusiasm for large caps, all market cycles eventually end. The large caps simply will not reign supreme forever. Currently, while their growth is projected to be flat in the coming year, these stocks are selling at some 30 times projected earnings. On the other hand, small cap issues held in our portfolio are, on average, selling at 15 times projected earnings -- and are expected to grow approximately 27% over the coming year.+ As a result, we are hopeful about the prospects for small caps, but, we do believe that sentiment will shift, and probably sooner than later.

     As of March 31, 1999, the top five holdings in the fund's portfolio were:
Electro Scientific (3% of the portfolio's assets), Astec Industries (3%), Speedway Motor Sports, Inc. (3%), Acclaim Entertainment, Inc. (3%) and NCI Building Systems, Inc. (2%).*

+ Source: WWW.IBES-Institutional Brokers Estimate System.com.

* The Fund's portfolio composition is subject to change.

[SMALL CAP II CLASS A GRAPH]

                                                 SMALL CAP II FUND CLASS      LIPPER SMALL CAP FUND
                                                           A*                        INDEX3                RUSSELL 2000 INDEX2
                                                 -----------------------      ---------------------        -------------------
1/28/97                                                  9589.00                    10000.00                    10000.00
3/97                                                     9207.00                     8856.00                     9272.00
3/98                                                    13711.00                    12452.00                    13012.00
3/99                                                     9632.00                    10625.00                    10766.00

                  * Reflects maximum sales charge of 4.50%.

                                          AVERAGE ANNUAL TOTAL RETURN
                                      ------------------------------------
                                      VALUE AT             SINCE INCEPTION
                                      3/31/99    1 YEAR       (1/28/97)
                                      --------   -------   ---------------
Small Cap II Fund*..................    9,632    -32.89%       -1.71%
Russell 2000 Index w/out
  Income(2).........................   10,766    -17.27%        3.46%
Lipper Small Cap Fund Index(3)......   10,625    -14.67%        2.84%

[SMALL CAP II FUND CLASS D GRAPH]

                                                 SMALL CAP II FUND CLASS      LIPPER SMALL CAP FUND
                                                           D**                       INDEX3                RUSSELL 2000 INDEX2
                                                 -----------------------      ---------------------        -------------------
1/28/97                                                  9892.00                    10000.00                    10000.00
3/97                                                     9488.00                     8856.00                     9272.00
3/98                                                    14073.00                    12452.00                    13012.00
3/99                                                     9844.00                    10625.00                    10766.00

                  ** Reflects maximum sales charge of 1.50%.

                                          AVERAGE ANNUAL TOTAL RETURN
                                     -------------------------------------
                                     VALUE AT              SINCE INCEPTION
                                      3/31/98    1 YEAR       (1/28/97)
                                     ---------   -------   ---------------
Small Cap II Fund**................     9,844    -31.11%       -0.72%
Russell 2000 Index w/out
  Income(2)........................    10,766    -17.27%        3.46%
Lipper Small Cap Fund Index(3).....    10,625    -14.67%        2.84%

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

(2) The performance of the ESC Small Cap II Fund is measured against the Russell 2000 Index which is generally representative of the performance of small capitalization stocks. The index is unmanaged and does not reflect the expenses associated with a mutual fund such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

(3) The Lipper Small Cap Fund Index is by prospectus language or Portfolio Practice invested primarily in companies with market capitalizations less than $1 billion at the time of purchase.

ESC STRATEGIC FUNDS, INC.
ESC STRATEGIC INCOME FUND
Portfolio of Investments -- March 31, 1999

  CREDIT                           PRINCIPAL
 RATING #                           AMOUNT/        MARKET
(UNAUDITED)                         SHARES          VALUE
-----------                        ---------       ------
             CORPORATE OBLIGATIONS -- 83.7%
             BEVERAGES -- 1.7%
B1/B+        Canandaigua Brands,
               Inc., 8.50%,
               3/1/2009..........  $132,000      $   134,640
                                                 -----------
             CABLE -- 2.8%
B1/B+        Adelphia
               Communications,
               9.88%, 3/1/2007...   200,000          218,000
                                                 -----------
             CONSUMER GOODS & SERVICES -- 2.5%
Ba3/B+       Finlay Fine Jewelry
               Corp., 8.38%,
               5/1/2008..........   200,000          196,000
                                                 -----------
             ENTERTAINMENT -- 3.7%
B2/B         President Casinos,
               Inc., 13.00%,
               9/15/2001,
               Callable 9/15/1999
               @ 102.............   220,000          193,600
B3/B         Regal Cinemas, Inc.,
               9.50%, 6/1/2008,
               Callable 6/1/2003
               @ 104.75..........    93,000           95,093
                                                 -----------
                                                     288,693
                                                 -----------
             FOOD PRODUCTS -- 7.6%
B1/B+        Chiquita Brands,
               9.63%,
               1/15/2004.........   250,000          257,812
B3/B+        Fleming Co., 10.68%,
               7/31/2007,
               Callable 7/31/2002
               @ 105.31..........   200,000          184,500
B3/B         Packaged Ice, Inc.,
               9.75%, 2/1/2005,
               Callable 2/1/2002
               @ 104.875.........   148,000          148,000
                                                 -----------
                                                     590,312
                                                 -----------
             GAMING -- 2.6%
B2/B         Hollywood Park,
               Inc., 9.50%,
               8/1/2007..........   200,000          205,000
                                                 -----------

  CREDIT                           PRINCIPAL
 RATING #                           AMOUNT/        MARKET
(UNAUDITED)                         SHARES          VALUE
-----------                        ---------       ------
             GENERAL INDUSTRIES &
               MANUFACTURING -- 9.9%
B3/B         Envirosource, Inc.,
               9.75%,
               6/15/2003.........  $260,000      $   208,000
B3/B-        International Wire
               Group, 11.75%,
               6/1/2005..........   250,000          264,375
B1/B+        Nortek, Inc., 9.13%,
               9/1/2007, Callable
               9/1/2002
               @ 104.56..........   290,000          300,874
                                                 -----------
                                                     773,249
                                                 -----------
             HEALTH CARE -- 2.4%
B1/B+        NBTY, Inc., 8.63%,
               9/15/2007,
               Callable 9/15/2002
               @ 104.313.........   200,000          187,000
                                                 -----------
             INDUSTRIAL GOODS & SERVICES -- 2.1%
Nr/Nr        Premiere
               Technologies,
               5.75%, 7/1/2004...   250,000          164,375
                                                 -----------
             MANUFACTURING -- CONSUMER
               GOODS -- 3.8%
B2/B         Applied Extrusion
               Tech., 11.50%,
               4/1/2002..........   200,000          204,000
B2/B         Polymer Group, Inc.,
               9.00%, 7/1/2007...    91,000           92,138
                                                 -----------
                                                     296,138
                                                 -----------
             MEDIA -- CABLE -- 7.0%
B1/B         Helicon Group, Inc.,
               11.00%,
               11/1/2003.........   250,000          263,438
B2/B         Intermedia Capital
               Partners, 11.25%,
               8/1/2006..........   250,000          281,250
                                                 -----------
                                                     544,688
                                                 -----------

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
ESC STRATEGIC INCOME FUND
Portfolio of Investments (continued) -- March 31, 1999

  CREDIT                           PRINCIPAL
 RATING #                           AMOUNT/        MARKET
(UNAUDITED)                         SHARES          VALUE
-----------                        ---------       ------
             CORPORATE OBLIGATIONS (CONTINUED)
             MEDIA -- NON CABLE -- 5.3%
B3/B-        Allbritton
               Communications,
               9.75%,
               11/30/2007........  $185,000      $   196,794
B3/B-        Gray Communications
               Systems, 10.63%,
               10/1/2006,
               Callable 10/1/2001
               @ 105.31..........   200,000          212,000
                                                 -----------
                                                     408,794
                                                 -----------
             OIL & GAS -- 5.0%
B1/BB-       Cliffs Drilling Co.,
               10.25%,
               5/15/2003.........   200,000          192,000
B2/B-        Plains Resources,
               Inc., 10.25%,
               3/15/2006.........   200,000          198,000
                                                 -----------
                                                     390,000
                                                 -----------
             PAPER PRODUCTS -- 2.5%
B2/B-        Repap New Brunswick,
               9.00%, 6/1/2004,
               Callable 6/1/2002
               @ 104.5...........   200,000          193,500
                                                 -----------
             RETAIL -- 2.7%
B3/B-        Tropical Sportswear
               International,
               11.00%,
               6/15/2008.........   200,000          209,500
                                                 -----------
             STEEL/IRON -- 2.5%
B2/B         Weirton Steel Corp.,
               11.38%, 7/1/2004,
               Callable 7/1/2002
               @ 105.69..........   200,000          192,000
                                                 -----------

  CREDIT                           PRINCIPAL
 RATING #                           AMOUNT/        MARKET
(UNAUDITED)                         SHARES          VALUE
-----------                        ---------       ------
             TELECOMMUNICATIONS -- 9.3%
B2/B         Paging Network,
               10.00%,
               10/15/2008,
               Callable
               10/15/2001 @ 105..  $200,000      $   170,000
Nr/Nr        Pathnet, Inc.,
               12.25%, 4/15/2008,
               Callable 4/15/2003
               @ 106.125.........   250,000          135,000
B3/B-        Rural Cellular
               Corp., 9.63%,
               5/15/2008,
               Callable 5/15/2003
               @ 104.813.........   200,000          208,500
B3/B-        USA Mobile
               Communication,
               9.50%, 2/1/2004,
               Callable 2/1/1999
               @ 104.75..........   250,000          209,999
                                                 -----------
                                                     723,499
                                                 -----------
             TEXTILES -- 6.0%
B3/B         Hartmarx Corp.,
               10.88%,
               1/15/2002.........   250,000          257,500
B2/B+        Pillowtex Corp.,
               10.00%,
               11/15/2006........   200,000          209,500
                                                 -----------
                                                     467,000
                                                 -----------
             TRANSPORTATION -- 4.3%
Ba3/BBB      Greyhound Lines,
               11.50%,
               4/15/2007.........   290,000          333,500
                                                 -----------
             TOTAL CORPORATE
               OBLIGATIONS.......                  6,515,888
                                                 -----------
             PREFERRED STOCKS -- 2.7%
             PUBLISHING & PRINTING -- 2.7%
B2/B         Primedia Corp.,.....   200,000          208,000
                                                 -----------
             TOTAL PREFERRED
               STOCKS............                    208,000
                                                 -----------

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
ESC STRATEGIC INCOME FUND
Portfolio of Investments (continued) -- March 31, 1999

                                 PRINCIPAL
                                  AMOUNT/        MARKET
                                  SHARES          VALUE
                                 ---------       ------
           COMMON STOCKS -- 0.0%
           OIL & GAS TRANSMISSION -- 0.0%
           Star Gas Partner,
             L.P. .............       107      $       856
                                               -----------
           TOTAL COMMON
             STOCKS............                        856
                                               -----------
           RIGHTS & WARRANTS -- 0.0%
           WARRANT -- 0.0%
           Pathnet Warrants....       250                3
                                               -----------
           TOTAL RIGHTS &
             WARRANTS..........                          3
                                               -----------
           SHORT-TERM INVESTMENTS -- 12.1%
           CASH SWEEP ACCOUNT -- 12.1%
           Union Bank of
             California........  $940,355          940,355
                                               -----------
           TOTAL SHORT-TERM
             INVESTMENTS.......                    940,355
                                               -----------
           TOTAL INVESTMENTS -- 98.5%
           (COST $7,666,404)(1)...........       7,665,102
           OTHER ASSETS AND LIABILITIES
             (NET) -- 1.5%................         113,344
                                               -----------
           NET ASSETS  -- 100.0%..........     $ 7,778,446
                                               ===========

    Percentages indicated are based on net assets of $7,778,446.

(1) Cost for book and federal income tax purposes were substantially the same as of March 31, 1999. Gross unrealized appreciation and depreciation on investment securities, based on cost for Federal income tax purposes is as follows:

    Unrealized appreciation.................  $ 145,712
    Unrealized depreciation.................   (147,014)
                                              ---------
    Net unrealized depreciation.............  $  (1,302)
                                              =========

#  See page 17 for Credit Ratings.

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
ESC STRATEGIC INTERNATIONAL EQUITY FUND**
Portfolio of Investments -- March 31, 1999

                                                   MARKET
 SHARES                                COST        VALUE
 ------                             ----------   ----------
           COMMON STOCKS -- 92.5%
           AEROSPACE & MILITARY TECHNOLOGY -- 0.6%
    8,000  British Aerospace PLC... $   64,724   $   53,466
                                    ----------   ----------
           BANKING -- 10.7%
    4,000  Abbey National PLC......     74,441       82,265
   11,816  Allied Irish Banks
             PLC...................     56,263      203,144
   14,000  National Australia Bank
             Ltd. .................    194,318      253,294
   14,000  Banco Frances Del Rio de
             La Plata, S.A., ADR...    259,020      248,500
    8,000  Bank of Scotland........     81,392      106,286
   13,000  Sanwa Bank..............    103,184      141,054
                                    ----------   ----------
                                       768,618    1,034,543
                                    ----------   ----------
           BANKING & FINANCIAL SERVICES -- 1.5%
    2,200  Alpha Credit Bank.......     96,466      145,973
                                    ----------   ----------
           BEVERAGES -- 3.8%
   12,000  Fomento Economico,
             ADR...................    353,955      371,250
                                    ----------   ----------
           BROADCASTING & PUBLISHING -- 2.0%
   12,993  Elsevier ORD............    210,220      193,573
                                    ----------   ----------
           BUILDING MATERIALS -- 2.3%
    2,504  Lafarge.................    261,153      225,724
                                    ----------   ----------
           ENERGY -- 2.8%
    5,000  British Petroleum Co.,
             PLC...................     73,267       85,235
   25,000  Companhia Paranaense De
             Energia-Copel ADR.....    256,532      187,500
                                    ----------   ----------
                                       329,799      272,735
                                    ----------   ----------
           ENGINEERING -- 3.2%
    1,583  Mannesmann AG...........    164,692      202,172
    8,000  Nippon Comsys Co. ......     99,772      112,134
                                    ----------   ----------
                                       264,464      314,306
                                    ----------   ----------
           FINANCIAL SERVICES -- 1.6%
   10,000  Lloyds TSB Group PLC....    127,356      152,551
                                    ----------   ----------
           FOOD PRODUCTS -- 0.9%
    6,000  Cadbury Schweppes PLC,
             ORD...................     56,913       87,075
                                    ----------   ----------
           FOREST PRODUCTS & PAPERS -- 1.4%
    3,000  Uni-Charm Corp. ........    129,615      134,763
                                    ----------   ----------

                                                   MARKET
 SHARES                                COST        VALUE
 ------                             ----------   ----------
           HEALTH & PERSONAL CARE -- 1.3%
    4,000  Yamanouchi
             Pharmaceutical Co.,
             Ltd. ................. $  132,902   $  126,657
                                    ----------   ----------
           INDUSTRIAL -- 2.7%
    6,000  Bridgestone Corp. ORD...    141,584      153,002
   16,000  Inax Corp. .............     61,612      108,891
                                    ----------   ----------
                                       203,196      261,893
                                    ----------   ----------
           INDUSTRIAL HOLDING COMPANY -- 3.1%
   23,000  Hutchison Whampoa
             Ltd. .................    110,782      181,043
    3,000  Sonae
            Investimentos-Sociedade
             Gestora de
             Paticipacoes Sicais,
             S.A. .................     91,573      116,854
                                    ----------   ----------
                                       202,355      297,897
                                    ----------   ----------
           INSURANCE -- 10.2%
    2,841  Aegon N.V. .............    255,615      259,324
      262  Allianz AG Holdings.....     64,757       79,764
    1,618  AXA.....................     84,600      214,503
      183  Marschollek
             Lautenshlaeger........     65,073       98,979
   18,500  Norwich Union PLC.......    126,605      128,268
      324  Zurich Allied AG........    213,894      207,296
                                    ----------   ----------
                                       810,544      988,134
                                    ----------   ----------
           LEISURE & GAMING -- 0.7%
   15,000  Ladbroke Group PLC,
             ORD...................     57,971       67,316
                                    ----------   ----------
           MANUFACTURING -- 0.6%
    3,975  Smiths Industries PLC...     51,069       58,265
                                    ----------   ----------
           MANUFACTURING -- CONSUMER
             GOODS -- 2.4%
    3,000  Fuji Photo Film Ltd. ...    108,902      113,485
    9,000  Olympus Optical ORD.....    100,015      118,551
                                    ----------   ----------
                                       208,917      232,036
                                    ----------   ----------
           MERCHANDISING -- 0.6%
      379  Pinault Printemps
             Redo..................     59,367       60,474
                                    ----------   ----------
           OFFICE/BUSINESS EQUIPMENT -- 1.5%
    9,000  Fujitsu Ltd. ...........     98,038      144,541
                                    ----------   ----------
           OIL & GAS TRANSMISSION -- 0.9%
    4,000  Magyar Olaj-Es Gazipari
             Reszvenytar -- GDR....     65,000       85,000
                                    ----------   ----------

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
ESC STRATEGIC INTERNATIONAL EQUITY FUND**
Portfolio of Investments (continued) -- March 31, 1999

                                                   MARKET
 SHARES                                COST        VALUE
 ------                             ----------   ----------
           COMMON STOCKS (CONTINUED)
           OIL/GAS -- 1.8%
   12,800  Petroleo Brasileiro
             S.A., ADR............. $  180,800   $  178,299
                                    ----------   ----------
           PHARMACEUTICALS -- 3.8%
    2,520  Gedeon Richter, GDR.....    113,605       82,530
       85  Novartis AG.............     92,051      137,882
   10,000  SmithKline Beecham
             PLC...................    113,570      146,336
                                    ----------   ----------
                                       319,226      366,748
                                    ----------   ----------
           PUBLISHING & PRINTING -- 3.3%
    4,400  Pearson PLC.............     98,343      100,222
    5,650  VNU-Verenigde
             Nederlandse
             Uitgeversbedrijven....     71,300      220,198
                                    ----------   ----------
                                       169,643      320,420
                                    ----------   ----------
           REAL ESTATE -- 1.4%
   27,000  City Development
             Ltd. .................     54,788      140,585
                                    ----------   ----------
           RETAIL -- 3.5%
   15,000  Brasil Distilevel ADR...    243,932      219,375
   16,000  Makro Atacadista S.A.
             ADR...................    144,750      121,280
                                    ----------   ----------
                                       388,682      340,655
                                    ----------   ----------
           RETAIL -- GENERAL MERCHANDISE -- 4.0%
   25,000  Cifra SA ADR............    303,125      386,835
                                    ----------   ----------
           TELECOMMUNICATION EQUIPMENT -- 2.2%
    2,000  Matsushita
             Communications........     62,753      135,270
    5,800  SPT Telekom A.S. .......     71,794       77,585
                                    ----------   ----------
                                       134,547      212,855
                                    ----------   ----------
           TELECOMMUNICATION SERVICES -- 3.3%
   36,000  China Telecom Ltd. .....     55,327       59,926
    4,500  Hellenic
             Telecommunication
             Organization S.A. ....    105,829      109,123
       15  Nippon Telehone &
             Telegraph.............    128,149      146,922
                                    ----------   ----------
                                       289,305      315,971
                                    ----------   ----------

PRINCIPAL/                                          MARKET
  SHARES                                COST        VALUE
----------                           ----------   ----------
            TELECOMMUNICATIONS -- 14.4%
    7,600   British
              Telecommunications
              PLC................... $   95,728   $  124,036
    2,000   Portugal Telecom
              S.A. .................     43,443       89,584
    6,800   Telecom Argentina,
              ADR*..................    230,682      186,575
   30,000   Telecom Corp. of New
              Zealand Ltd. .........    111,520      145,911
   44,426   Telecom Italia Mobile
              SpA...................    172,031      298,801
   28,296   Telecom Italia SpA......    191,823      300,591
    3,653   Telefonica de Espana....    176,339      154,949
    5,100   Vodafone Group ORD......     96,370       94,761
                                     ----------   ----------
                                      1,117,936    1,395,208
                                     ----------   ----------
            TOTAL COMMON STOCKS.....  7,510,694    8,965,748
                                     ----------   ----------
            PREFERRED STOCKS -- 2.3%
            ELECTRIC UTILITY -- 2.3%
   10,000   Companhia Energetica de
              Minas Gerais, ADR.....    232,813      223,026
                                     ----------   ----------
            TOTAL PREFERRED
              STOCKS................    232,813      223,026
                                     ----------   ----------
            SHORT TERM INVESTMENTS -- 0.5%
            CASH SWEEP ACCOUNT -- 0.5%
  $47,976   Union Bank of
              California............     47,976       47,976
                                     ----------   ----------
            TOTAL SHORT TERM
              INVESTMENTS...........     47,976       47,976
                                     ----------   ----------
            TOTAL INVESTMENTS --
              95.3%................. $7,791,483    9,236,750
                                     ==========
            OTHER ASSETS AND
              LIABILITIES (NET) --
              4.7%..................                 459,093
                                                  ----------
            NET ASSETS -- 100.0%....              $9,695,843
                                                  ==========
Percentages indicated are based on net assets of $9,695,843.
(1) Cost for book and federal income tax purposes were
    substantially the same as of March 31, 1999. Gross
    unrealized appreciation and depreciation on investment
    securities, based on cost for Federal income tax
    purposes is as follows:

Unrealized appreciation..........    $1,759,493
Unrealized depreciation..........      (314,226)
                                     ----------
Net unrealized appreciation......    $1,445,267
                                     ==========

  * Represents non-income producing security.
 ** See page 17 for Concentration by Country.
ADR--American Depository Receipts.
GDR--Global Depository Receipts/Shares.
ORD--Ordinary.
PLC--Public Limited Company.

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
ESC STRATEGIC SMALL CAP FUND
Portfolio of Investments -- March 31, 1999

                                                  MARKET
  SHARES                            COST          VALUE
  ------                            ----          ------
            COMMON STOCKS -- 96.7%
            AEROSPACE -- 1.4%
   100,000  Armor Holdings,
              Inc.
              Delaware*.......  $  1,162,250   $  1,368,750
                                ------------   ------------
            AUTO-RELATED -- 5.6%
   104,400  Copart, Inc.*.....     1,468,125      2,166,300
    70,000  Sonic Automotive,
              Inc.*...........       617,320      1,085,000
   132,000  Wynn's
              International,
              Inc. ...........     1,690,179      2,301,750
                                ------------   ------------
                                   3,775,624      5,553,050
                                ------------   ------------
            BUILDING MATERIALS -- 4.4%
   204,800  Dal-Tile
              International,
              Inc.*...........     2,436,146      1,856,000
   301,100  International
              Comfort Products
              Corp.*..........     1,712,803      2,371,162
                                ------------   ------------
                                   4,148,949      4,227,162
                                ------------   ------------
            BUSINESS SERVICES -- 1.8%
   111,600  Aaron Rents,
              Inc.(a).........     1,527,676      1,743,750
                                ------------   ------------
            COMMERCIAL SERVICES -- 7.0%
   180,000  Group Maintenance
              America
              Corp.*..........     2,520,000      2,047,500
    90,000  Regis Corp. ......     1,410,250      2,396,250
   143,600  Wackenhut Corp.,
              Class B.........     3,161,209      2,441,198
                                ------------   ------------
                                   7,091,459      6,884,948
                                ------------   ------------
            COMPUTER EQUIPMENT -- 1.7%
    55,000  Apex PC Solutions,
              Inc.*...........       701,043        766,563
   125,200  Maxtor Corp.*.....     1,515,375        884,225
                                ------------   ------------
                                   2,216,418      1,650,788
                                ------------   ------------
            COMPUTER SOFTWARE -- 1.7%
   130,000  Activision,
              Inc.*...........     1,589,999      1,608,750
                                ------------   ------------
            COMPUTERS -- 2.0%
    81,600  Zebra Technologies
              Corp.*..........     2,177,432      1,938,000
                                ------------   ------------
            CONSTRUCTION -- 2.6%
    83,600  Benchmark
              Electronics,
              Inc.*...........     1,265,287      2,508,000
                                ------------   ------------

                                                  MARKET
  SHARES                            COST          VALUE
  ------                            ----          ------
            COSMETICS/PERSONAL CARE -- 1.0%
    29,600  Chattem, Inc.*....  $  1,025,571   $    925,000
                                ------------   ------------
            DISTRIBUTION -- 0.7%
   113,700  Pameco Corp.*.....     1,919,021        653,775
                                ------------   ------------
            ELECTRICAL & ELECTRONICS -- 3.1%
    64,200  Electro Scientific
              Industries,
              Inc.*...........     1,739,925      2,985,300
                                ------------   ------------
            ELECTRONIC COMPONENTS/ INSTRUMENTS -- 6.1%
   100,000  Kulicke & Soffa
              Industries,
              Inc.*...........     1,661,087      2,525,000
   125,300  PCD, Inc.*........     2,341,738      1,135,531
    36,100  Plexus Corp.*.....       746,521      1,006,287
   193,000  Power-One,
              Inc.*...........     2,448,748      1,302,750
                                ------------   ------------
                                   7,198,094      5,969,568
                                ------------   ------------
            ELECTRONICS -- 5.7%
   150,000  ADE Corp.*(a).....     3,153,936      1,425,000
   192,100  FEI Co.*(a).......     1,998,441      1,608,838
    78,500  Power
              Integrations,
              Inc.*(a)........       858,532      2,492,375
                                ------------   ------------
                                   6,010,909      5,526,213
                                ------------   ------------
            ENTERTAINMENT -- 2.6%
    61,700  Speedway
              Motorsports,
              Inc.*...........     1,397,043      2,545,125
                                ------------   ------------
            ENVIRONMENTAL -- 2.5%
   146,200  Newpark Resources,
              Inc.*...........     1,590,485      1,059,950
   100,000  Safety Kleen
              Corp.*..........     1,475,684      1,325,000
                                ------------   ------------
                                   3,066,169      2,384,950
                                ------------   ------------
            FINANCIAL SERVICES -- 1.7%
   100,000  Amresco,
              Inc.*(a)........     1,884,019        768,750
    16,340  Finova Group,
              Inc.(a).........     1,140,197        847,638
                                ------------   ------------
                                   3,024,216      1,616,388
                                ------------   ------------
            FOOD -- WHOLESALE -- 2.4%
   100,000  United Natural
              Foods, Inc.*....     2,118,750      2,337,500
                                ------------   ------------
            FOOD SERVING -- 1.2%
   105,666  Worthington Foods,
              Inc. ...........     1,736,945      1,201,951
                                ------------   ------------

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
ESC STRATEGIC SMALL CAP FUND
Portfolio of Investments (continued) -- March 31, 1999

                                                  MARKET
  SHARES                            COST          VALUE
  ------                            ----          ------
            COMMON STOCKS (CONTINUED)
            HEALTH & PERSONAL CARE -- 0.8%
   120,000  Natrol,
              Inc.*(a)........  $  1,690,000   $    727,500
                                ------------   ------------
            HEALTH CARE -- 1.2%
    50,000  United Payors &
              United
              Providers,
              Inc.*...........       993,500      1,153,125
                                ------------   ------------
            INSURANCE -- 2.1%
    50,000  FPIC Insurance
              Group, Inc.*....     1,739,375      2,075,000
                                ------------   ------------
            INVESTMENT COMPANY -- 2.7%
   139,800  Allied Capital
              Corp. ..........     3,022,522      2,568,825
                                ------------   ------------
            MACHINE -- DIVERSIFIED -- 1.1%
   167,600  CMI Corp., Class
              A...............     1,241,681      1,047,500
                                ------------   ------------
            MACHINERY & EQUIPMENT -- 1.2%
    20,000  Nordson Corp. ....     1,101,876      1,115,000
                                ------------   ------------
            MANUFACTURING -- 1.5%
   108,100  Asyst
              Technologies,
              Inc.*...........     1,722,975      1,486,375
                                ------------   ------------
            MANUFACTURING -- CAPITAL GOODS -- 4.8%
   150,000  Astec Industries,
              Inc.*...........     2,490,000      4,631,250
                                ------------   ------------
            MEDICAL SUPPLIES -- 3.2%
   130,000  Endosonics
              Corp.*..........       889,375        845,000
   100,000  Res-Care,
              Inc.*(a)........     1,001,264      2,256,250
                                ------------   ------------
                                   1,890,639      3,101,250
                                ------------   ------------
            METALS -- DIVERSIFIED -- 1.2%
    75,000  Quanex Corp.(a)...     2,209,864      1,162,500
                                ------------   ------------
            NUTRITION & VITAMIN PRODUCTS -- 1.4%
   143,800  Twinlab Corp.*....     1,902,932      1,348,125
                                ------------   ------------
            OIL/GAS EQUIPMENT -- 1.1%
    90,000  National-Oilwell,
              Inc.*...........     1,782,330      1,040,625
                                ------------   ------------
            OIL/GAS SERVICES -- 1.2%
    10,000  Rowan Cos.,
              Inc.*...........       142,459        126,875
    71,500  Veritas DGC,
              Inc.*...........     1,386,038      1,014,406
                                ------------   ------------
                                   1,528,497      1,141,281
                                ------------   ------------

                                                  MARKET
PRINCIPAL                           COST          VALUE
---------                           ----          ------
            PHARMACEUTICALS -- 3.8%
   140,000  Dura
              Pharmaceuticals,
              Inc.*(a)........  $  1,444,627   $  1,977,500
    57,300  Medicis
              Pharmaceutical
              Corp., Class
              A*..............     1,485,741      1,719,000
                                ------------   ------------
                                   2,930,368      3,696,500
                                ------------   ------------
            REAL ESTATE -- 3.2%
   183,700  Intrawest
              Corp. ..........     3,243,714      3,099,938
                                ------------   ------------
            REAL ESTATE INVESTMENT TRUST -- 2.0%
   111,750  Prison Realty
              Corp. ..........     3,052,135      1,948,641
                                ------------   ------------
            RETAIL -- 2.3%
   311,000  Compucom Systems,
              Inc.*...........     2,537,532        913,563
    37,200  Whole Foods
              Market,
              Inc.*(a)........     1,195,050      1,278,750
                                ------------   ------------
                                   3,732,582      2,192,313
                                ------------   ------------
            RETAIL -- DEPARTMENT STORE -- 0.5%
    55,000  Elder-Beerman
              Stores Corp.*...     1,029,688        474,375
                                ------------   ------------
            RETAIL -- GENERAL MERCHANDISE -- 1.3%
   100,000  Cash America
              International,
              Inc. ...........     1,162,901      1,287,500
                                ------------   ------------
            RETAIL -- SPECIALTY LINE -- 2.0%
   100,000  Rexall Sundown,
              Inc.*(a)........     1,530,145      1,918,750
                                ------------   ------------
            SERVICES -- 1.9%
    67,800  Kroll-O'Gara
              Co.*............     1,579,438      1,839,075
                                ------------   ------------
            TECHNOLOGY -- 1.0%
   110,000  Datastream
              Systems,
              Inc.*...........     1,353,813        948,750
                                ------------   ------------
            TOTAL COMMON
              STOCKS..........    97,122,712     93,633,166
                                ------------   ------------
            SHORT TERM INVESTMENTS -- 4.3%
            CASH SWEEP ACCOUNT -- 4.3%
$4,180,116  Union Bank of
              California......     4,180,116      4,180,116
                                ------------   ------------
            TOTAL SHORT TERM
              INVESTMENTS.....     4,180,116      4,180,116
                                ------------   ------------

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
ESC STRATEGIC SMALL CAP FUND
Portfolio of Investments (continued) -- March 31, 1999

                                                  MARKET
PRINCIPAL                           COST          VALUE
---------                           ----          ------
            SHORT-TERM SECURITIES PURCHASED WITH CASH
              COLLATERAL -- 12.9%
            FLOATING RATE NOTE -- 2.6%
$2,500,000  Merrill Lynch &
              Co., 5.40%,
              2/28/2000,
              MTN(b)..........  $  2,500,000   $  2,500,000
                                ------------   ------------
            REPURCHASE AGREEMENT -- 10.3%
 9,967,809  Lehman Brothers,
              Lehman Brothers
              Triparty
              Agreement,
              5.25%, 4/1/1999,
              (See Significant
              Accounting
              Policies,
              Securities
              Lending in the
              Notes to
              Financial
              Statements for
              collateral
              description)....     9,967,809      9,967,809
                                ------------   ------------
            TOTAL SHORT-TERM
              SECURITIES
              PURCHASED WITH
              CASH
              COLLATERAL......    12,467,809     12,467,809
                                ------------   ------------
            TOTAL
              INVESTMENTS --
              113.9%..........  $113,770,637(1)  110,281,091
                                ============
            OTHER ASSETS AND LIABILITIES
              (NET) -- (13.9)%..............    (13,466,170)
                                               ------------
            NET ASSETS -- 100.0%............   $ 96,814,921
                                               ============

    Percentages indicated are based on net assets of $96,814,921.

(1) Reported cost for financial reporting purposes differs from cost basis for federal income tax reporting by amount of losses recognized for financial reporting in excess of amount recognized for federal income tax reporting by approximately $95,494. Gross unrealized appreciation and depreciation on investment securities, based on cost for Federal income tax purposes is as follows:

Unrealized appreciation..........  $ 16,717,948
Unrealized depreciation..........   (20,302,988)
                                   ------------
Net unrealized depreciation......  $ (3,585,040)
                                   ============

(a) All or a portion of this security has been loaned at March 31, 1999.

(b) Floating rate security-rate disclosed as of March 31, 1999.

  * Represents non-income producing security.

    MTN-Medium Term Note.

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
ESC STRATEGIC APPRECIATION FUND**
Portfolio of Investments -- March 31, 1999

                                                   MARKET
  SHARES                              COST          VALUE
  ------                              ----         ------
             COMMON STOCKS -- 98.9%
             AEROSPACE/DEFENSE -- 2.2%
     6,200   Boeing Co.(a).......  $   213,653   $   211,575
     5,100   Raytheon Co., Class
               B.................      290,666       298,988
                                   -----------   -----------
                                       504,319       510,563
                                   -----------   -----------
             AIRLINES -- 1.6%
     5,400   Atlantic Coast
               Airlines Holdings,
               Inc.*.............      123,627       151,875
     7,700   Skywest, Inc........      149,250       222,338
                                   -----------   -----------
                                       272,877       374,213
                                   -----------   -----------
             AUTO -- RELATED -- 1.4%
     3,500   Arvin Industries,
               Inc. .............      115,779       117,906
    13,200   Carey International,
               Inc.*.............      302,390       214,500
                                   -----------   -----------
                                       418,169       332,406
                                   -----------   -----------
             BANKING -- 8.9%
    10,000   Bostonfed Bancorp,
               Inc. .............      124,350       180,000
     9,200   First Bell Bancorp,
               Inc. .............       85,450       156,400
    14,600   FSF Financial
               Corp. ............      187,975       200,750
    11,000   Georgia Financial,
               Inc. .............      121,660       162,250
       360   HSBC Holdings PLC,
               ADR...............       80,460       112,884
     4,600   ING Groep N.V.,
               ADR...............      224,678       252,712
    30,400   North Central
               Bancshares,
               Inc. .............      328,663       509,199
    10,000   PFF Bancorp,
               Inc.*.............      115,000       175,000
    10,693   State Financial
               Services Corp. ...      147,712       128,316
     3,600   UnionBanCal
               Corp. ............       99,600       122,625
     5,400   Westerfed Financial
               Corp. ............       73,224        91,294
                                   -----------   -----------
                                     1,588,772     2,091,430
                                   -----------   -----------
             BEVERAGES -- 0.3%
     1,200   Adolph Coors Co.,
               Class B...........       71,727        64,800
                                   -----------   -----------
             BUILDING MATERIALS -- 1.1%
     3,400   Lone Star
               Industries,
               Inc. .............      120,122       105,400
     2,900   USG Corp. ..........      108,563       148,988
                                   -----------   -----------
                                       228,685       254,388
                                   -----------   -----------
             BUSINESS & PUBLIC SERVICES --0.9%
     4,855   Waste Management,
               Inc. .............      186,517       215,441
                                   -----------   -----------

                                                   MARKET
  SHARES                              COST          VALUE
  ------                              ----         ------
             BUSINESS EQUIPMENT & SERVICES -- 0.4%
     2,900   International
               Integration,
               Inc.*.............  $    64,174   $    92,800
                                   -----------   -----------
             CAPITAL GOODS -- 0.4%
     4,200   Adaptec, Inc.*......       92,488        96,075
                                   -----------   -----------
             CHEMICALS -- 1.7%
     5,800   Great Lakes Chemical
               Corp. ............      259,446       213,150
     4,400   Imperial Chemical
               Industries Corp.,
               ADR...............      156,739       157,575
     1,450   Octel Corp.*........       38,152        17,763
                                   -----------   -----------
                                       454,337       388,488
                                   -----------   -----------
             CIRCUIT BOARDS -- 0.3%
     5,700   Sipex Corp.*........      153,571        74,456
                                   -----------   -----------
             COMMERCIAL SERVICES -- 2.5%
     5,500   AHL Services,
               Inc.*.............      113,032       112,750
     4,050   Apollo Group Inc. --
               Class A*..........      120,072       120,994
     4,000   Meta Group, Inc.*...       81,500        61,500
    26,600   Personnel Group of
               America, Inc.*....      359,650       191,187
    10,200   Romac International,
               Inc.*.............      183,583        86,700
                                   -----------   -----------
                                       857,837       573,131
                                   -----------   -----------
             COMPUTER EQUIPMENT -- 1.8%
     2,800   Apple Computer
               Inc.*(a)..........       73,655       100,625
     1,200   Gateway 2000,
               Inc.*.............       64,813        82,275
     2,400   Micron Technology,
               Inc.*.............      112,794       115,800
     4,200   Seagate Technology,
               Inc.*.............      149,387       124,163
                                   -----------   -----------
                                       400,649       422,863
                                   -----------   -----------
             COMPUTER SERVICES -- 0.6%
     5,200   Mastech Corp.*......      131,962        67,600
     3,600   Security Dynamics
               Technology,
               Inc.*.............       94,901        67,050
                                   -----------   -----------
                                       226,863       134,650
                                   -----------   -----------

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
ESC STRATEGIC APPRECIATION FUND**
Portfolio of Investments (continued) -- March 31, 1999

                                                   MARKET
  SHARES                              COST          VALUE
  ------                              ----         ------
             COMMON STOCKS (CONTINUED)
             COMPUTER SOFTWARE -- 4.8%
    15,700   Acclaim
               Entertainment,
               Inc.*.............  $   193,621   $   140,318
     2,200   BMC Software,
               Inc.*(a)..........      106,226        81,538
     2,600   Citrix Systems,
               Inc.*.............      106,083        99,125
     2,800   Compuware Corp.*....       63,508        66,850
     3,500   CSG Systems
               International,
               Inc.*.............      127,403       138,030
     3,200   Novell, Inc.*.......       45,200        80,600
     4,700   Nvidia Corp.*(a)....      112,125        99,288
     4,100   Open Text Corp.*....       89,220       129,149
     1,900   Pixar, Inc.*........       76,288        74,813
     4,800   Sterling Software,
               Inc.*.............      136,735       114,000
     1,900   TSI International
               Software Ltd.*....      105,216        92,744
                                   -----------   -----------
                                     1,161,625     1,116,455
                                   -----------   -----------
             COMPUTERS -- 1.5%
     1,400   Comverse Technology,
               Inc.*.............      108,636       119,000
     1,875   SCM Microsystems,
               Inc.*(a)..........      144,749       113,906
     3,800   Unisys Corp.*.......       81,925       105,213
                                   -----------   -----------
                                       335,310       338,119
                                   -----------   -----------
             CONSTRUCTION -- 1.1%
     3,000   Centex Construction
               Products, Inc. ...      115,359       104,438
     4,300   Centex Corp. .......       80,938       143,512
                                   -----------   -----------
                                       196,297       247,950
                                   -----------   -----------
             CONSUMER NON-DURABLE -- 3.2%
    14,720   Archer-Daniels-Midland
               Co. ..............      232,864       216,200
    14,250   Central Garden & Pet
               Co.*..............      322,284       240,468
     3,800   Department 56,
               Inc.*.............      138,766       115,663
     9,900   IBP, Inc. ..........      252,934       184,388
                                   -----------   -----------
                                       946,848       756,719
                                   -----------   -----------
             CONSUMER SERVICES -- 1.3%
     3,800   Philip Morris Cos.,
               Inc. .............      147,241       133,713
     6,800   U.S.T., Inc. .......      226,083       177,650
                                   -----------   -----------
                                       373,324       311,363
                                   -----------   -----------

                                                   MARKET
  SHARES                              COST          VALUE
  ------                              ----         ------
             DISTRIBUTION -- 0.3%
     4,600   United Stationers,
               Inc.*.............  $   128,464   $    70,150
                                   -----------   -----------
             DIVERSIFIED -- 2.9%
    21,000   BTR Siebe, ADR(a)...      142,824       186,961
    10,000   Hutchison Whampoa,
               ADR...............      282,669       393,571
     3,100   Viad Corp. .........       85,654        86,219
                                   -----------   -----------
                                       511,147       666,751
                                   -----------   -----------
             ELECTRIC UTILITY -- 2.3%
     3,300   Baltimore Gas And
               Electric Co. .....      104,052        83,738
     9,600   Centrais Electricas
               Brasileiras,
               ADR...............       76,651        93,478
     3,500   Central & South West
               Corp.(a)..........       98,861        82,031
     3,200   Edison
               International.....       85,581        71,200
     3,300   P G & E Corp. ......      103,612       102,506
     2,200   Texas Utilities
               Co. ..............       96,993        91,713
                                   -----------   -----------
                                       565,750       524,666
                                   -----------   -----------
             ELECTRICAL & ELECTRONICS -- 6.2%
     1,780   Centrais Geradoras
               Do Su, ADR*.......       15,025         7,161
     6,800   Flextronics
               International,
               Ltd.*.............      142,954       346,800
       700   Hitachi Ltd. .......       47,817        50,925
     1,000   Lexmark
               International
               Group*............       42,090       111,750
     6,200   Plexus Corp.*.......      186,535       172,825
     4,600   SDL, Inc.*..........      137,617       417,449
     5,400   Semtech Corp.*......      180,655       172,125
     3,000   SLI, Inc.*..........       73,830        63,000
     2,200   Vitesse
               Semiconductor
               Corp.*............      113,369       111,375
                                   -----------   -----------
                                       939,892     1,453,410
                                   -----------   -----------
             FINANCE -- BROKERS -- 0.6%
     1,500   Merrill Lynch & Co.,
               Inc. .............      137,528       132,656
                                   -----------   -----------
             FINANCIAL SERVICES -- 3.7%
     2,310   Bear Stearns
               Companies,
               Inc. .............       99,953       103,228
     4,800   Concord EFS,
               Inc.*.............      153,497       132,300
     1,300   Countrywide Credit
               Industries,
               Inc. .............       56,715        48,750

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
ESC STRATEGIC APPRECIATION FUND**
Portfolio of Investments (continued) -- March 31, 1999

                                                   MARKET
  SHARES                              COST          VALUE
  ------                              ----         ------
             COMMON STOCKS (CONTINUED)
             FINANCIAL SERVICES (CONTINUED)
     6,200   Doral Financial
               Corp. ............  $   122,444   $   113,925
     4,000   Investment
               Technology
               Group*(a).........      192,346       202,999
     1,500   Lehman Brothers
               Holdings, Inc. ...       42,353        89,625
     2,050   Telebanc Financial
               Corp.*............      136,005       163,488
                                   -----------   -----------
                                       803,313       854,315
                                   -----------   -----------
             FINANCIAL -- BANKING -- 0.5%
     2,587   Union Planters
               Corp. ............       83,077       113,666
                                   -----------   -----------
             FOOD -- 0.8%
     2,300   Hormel Foods
               Corp. ............       85,134        81,938
     2,800   Keebler Foods
               Co.*..............      105,633       102,200
                                   -----------   -----------
                                       190,767       184,138
                                   -----------   -----------
             FOOD PROCESSING -- 0.6%
     4,300   Suiza Foods
               Corp.*............      181,006       144,856
                                   -----------   -----------
             GAS & ELECTRIC UTILITY -- 0.3%
     5,300   Northeast
               Utilities*........       78,862        73,538
                                   -----------   -----------
             HEALTH & PERSONAL CARE -- 1.7%
     8,750   Province Healthcare
               Co.*..............      225,820       161,875
     5,100   Sunrise Assisted
               Living,
               Inc.*(a)..........      174,046       232,369
                                   -----------   -----------
                                       399,866       394,244
                                   -----------   -----------
             HEALTH CARE -- 2.0%
     1,300   Allergan, Inc. .....      103,638       114,238
     5,500   Carematrix
               Corp.*(a).........      122,705       104,500
     5,200   Lincare Holdings,
               Inc.*.............      104,513       146,250
     1,500   Pacificare Health
               Systems, Inc.*....       94,110       102,375
                                   -----------   -----------
                                       424,966       467,363
                                   -----------   -----------
             HOME FURNISHINGS -- 0.6%
     2,000   Gemstar
               International
               Group, Ltd.*......      125,178       150,500
                                   -----------   -----------
             HOMEBUILDERS -- 1.8%
     5,200   Champion
               Enterprises,
               Inc.*.............      127,427       100,750
     6,100   D. R. Horton,
               Inc. .............      138,074       102,175

                                                   MARKET
  SHARES                              COST          VALUE
  ------                              ----         ------
     4,000   Kaufman & Broad Home
               Corp. ............  $   130,523   $    90,250
     5,600   Pulte Corp. ........      138,611       116,550
                                   -----------   -----------
                                       534,635       409,725
                                   -----------   -----------
             INSURANCE -- 3.2%
     1,900   Ambac, Inc. ........       98,641       102,600
     4,500   First American
               Financial
               Corp. ............      133,535        71,156
     2,300   Landamerica
               Financial Group,
               Inc. .............      129,578        66,700
     3,100   Safeco Corp. .......       86,231       125,356
     4,700   St. Paul Co. .......      167,132       145,994
     4,000   Tokio Marine & Fire,
               ADR...............      217,250       224,500
                                   -----------   -----------
                                       832,367       736,306
                                   -----------   -----------
             LEISURE & GAMING -- 0.4%
     1,800   Galileo
               International,
               Inc. .............       89,135        87,075
                                   -----------   -----------
             LIQUOR & TOBACCO -- 1.0%
    13,300   British American
               Tobacco -- SP
               ADR...............      239,900       237,738
                                   -----------   -----------
             MACHINERY & EQUIPMENT -- 1.0%
     9,300   Case Corp...........      240,985       235,988
                                   -----------   -----------
             MEDIA -- 0.3%
     1,200   Metro Networks,
               Inc.*.............       63,720        66,000
                                   -----------   -----------
             MEDICAL -- BIOTECHNOLOGY -- 1.4%
       800   Biogen, Inc.*.......       56,300        91,450
     6,800   Pharmaceutical
               Product
               Development,
               Inc.*.............      168,450       228,225
                                   -----------   -----------
                                       224,750       319,675
                                   -----------   -----------
             MEDICAL EQUIPMENT & SUPPLIES -- 0.4%
     2,500   Becton Dickinson &
               Co. ..............      100,832        95,781
                                   -----------   -----------
             MINING -- 1.3%
     8,500   Anglo American
               Corp.(a)..........      243,313       295,375
                                   -----------   -----------
             MULTI-INDUSTRY -- 1.2%
     3,900   Loews Corp. ........      223,988       291,038
                                   -----------   -----------

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
ESC STRATEGIC APPRECIATION FUND**
Portfolio of Investments (continued) -- March 31, 1999

                                                   MARKET
  SHARES                              COST          VALUE
  ------                              ----         ------
             COMMON STOCKS (CONTINUED)
             OIL/GAS -- 1.4%
    13,900   Petroleo Brasileiro
               S.A., ADR.........  $   203,741   $   193,621
     2,300   Plantronics,
               Inc.*.............      117,817       143,894
                                   -----------   -----------
                                       321,558       337,515
                                   -----------   -----------
             OIL/GAS EXPLORATION -- 5.3%
    10,100   Elf Aquitane, ADR...      358,446       679,855
    12,750   Oceaneering
               International,
               Inc.*.............      229,359       192,844
    11,400   YPF Sociedad
               Anonima, ADR......      221,847       359,813
                                   -----------   -----------
                                       809,652     1,232,512
                                   -----------   -----------
             PHARMACEUTICALS -- 1.5%
     5,000   Barr Laboratories,
               Inc.*.............      223,624       152,500
     4,300   Priority Healthcare
               Corp., Class B*...      100,513       194,575
                                   -----------   -----------
                                       324,137       347,075
                                   -----------   -----------
             PUBLISHING & PRINTING -- 2.5%
     2,000   Knight Ridder,
               Inc.(a)...........      105,046       100,000
     5,000   Mail-Well Holdings,
               Inc.*.............       69,650        66,875
     1,300   Media General, Inc.,
               Class A...........       63,171        60,775
     7,100   Readers Digest
               Assoc., Inc. .....      199,738       223,206
     2,700   Valassis
               Communications,
               Inc.*.............       62,919       139,725
                                   -----------   -----------
                                       500,524       590,581
                                   -----------   -----------
             REAL ESTATE -- 0.4%
     4,200   Lennar Corp. .......      119,614        93,975
                                   -----------   -----------
             RESTAURANTS -- 0.8%
     2,800   Brinker
               International,
               Inc.*.............       72,997        72,100
     5,900   Darden Restaurants,
               Inc. .............      106,709       121,688
                                   -----------   -----------
                                       179,706       193,788
                                   -----------   -----------
             RETAIL -- 1.0%
     4,100   K Mart, Inc.*.......       57,390        68,931
     4,600   Pacific Sunwear of
               California,
               Inc.*.............      148,813       159,850
                                   -----------   -----------
                                       206,203       228,781
                                   -----------   -----------

                                                   MARKET
  SHARES                              COST          VALUE
  ------                              ----         ------
             RETAIL -- DEPARTMENT
               STORE -- 0.7%
     4,000   Marks & Spencer
               PLC-SP ADR........  $   178,156   $   156,717
                                   -----------   -----------
             RETAIL -- SPECIALTY LINE -- 0.5%
     2,200   Best Buy, Inc.*.....       25,952       114,400
                                   -----------   -----------
             TECHNOLOGY -- 2.5%
     1,100   Computer Sciences
               Corp.*............       60,278        60,706
    24,750   Datastream Systems,
               Inc.*.............      251,735       213,470
     6,300   Fore Systems
               Inc.*.............      121,263       119,109
    12,850   Inter-Tel, Inc. ....       71,478       199,978
                                   -----------   -----------
                                       504,754       593,263
                                   -----------   -----------
             TELECOMMUNICATION EQUIPMENT -- 0.3%
     2,200   General Instrument
               Corp.*............       69,746        66,688
                                   -----------   -----------
             TELECOMMUNICATION SERVICES -- 1.2%
     7,000   Deutsche
              Telecommunications,
               ADR...............      195,545       283,063
                                   -----------   -----------
             TELECOMMUNICATIONS -- 5.2%
     1,000   Century Telephone
               Enterprises,
               Inc. .............       49,310        70,249
     2,100   Embratel
               Participacoes,
               ADR*..............       33,536        35,044
       210   Telecelular Sul
               Participa, ADR....        2,635         4,016
       700   Telecentro Oeste
               Celular, ADR......        1,564         2,581
       420   Telecentro Sul
               Participa, ADR*...       18,915        19,399
     3,500   Telecom Italia,
               ADR...............      112,157       365,312
     8,600   Telefonos De Mexico,
               ADR...............      274,978       563,299
        42   Teleleste Celular
               Participa, ADR....          855         1,344
       105   Telemig Celular
               Participa, ADR*...        2,146         2,750

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
ESC STRATEGIC APPRECIATION FUND**
Portfolio of Investments (continued) -- March 31, 1999

PRINCIPAL/                                         MARKET
  SHARES                              COST          VALUE
----------                            ----         ------
             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS (CONTINUED)
       105   Telenordeste Celular
               Participa, ADR....  $     1,166   $     2,336
        42   Telenorte Celular
               Participa, ADR....          498         1,250
     2,100   Telenorte Leste
               Participa, ADR*...       25,914        32,288
       840   Telesp Celular
               Participa, ADR....       20,000        17,588
     2,100   Telesp Participacoes
               Sa, ADR...........       59,878        43,313
       800   Tellabs, Inc.*......       67,600        78,199
                                   -----------   -----------
                                       671,152     1,238,968
                                   -----------   -----------
             TELECOMMUNICATIONS -- EQUIPMENT -- 1.2%
    12,200   Alcatel Alsthom Cge
               SA ADR............      288,733       278,313
                                   -----------   -----------
             TEXTILES & APPAREL -- 1.9%
    10,000   Reebok International
               Ltd.*(a)..........      161,725       158,750
     4,400   Ross Stores,
               Inc. .............       94,374       192,775
     2,600   TJX Companies,
               Inc. .............       58,331        88,400
                                   -----------   -----------
                                       314,430       439,925
                                   -----------   -----------
             UTILITIES -- 2.0%
    11,000   Entergy Corp. ......      322,188       302,500
     4,700   Unicom Corp. .......      111,907       171,844
                                   -----------   -----------
                                       434,095       474,344
                                   -----------   -----------
             TOTAL COMMON
               STOCKS............   21,041,787    23,071,172
                                   -----------   -----------
             SHORT TERM INVESTMENTS -- 2.5%
             CASH SWEEP ACCOUNT -- 2.5%
$  572,326   Union Bank of
               California........      572,326       572,326
                                   -----------   -----------
             TOTAL SHORT TERM
               INVESTMENTS.......      572,326       572,326
                                   -----------   -----------

PRINCIPAL/                                         MARKET
  SHARES                              COST          VALUE
----------                            ----         ------
             SHORT-TERM SECURITIES PURCHASED
               WITH CASH COLLATERAL -- 6.8%
             REPURCHASE AGREEMENT -- 6.8%
$1,586,100   Lehman Brothers,
               Lehman Brothers
               Triparty
               Agreement, 5.25%,
               4/1/1999, (See
               Significant
               Accounting
               Policies,
               Securities Lending
               in the Notes to
               Financial
               Statements for
               collateral
               description)......  $ 1,586,100   $ 1,586,100
                                   -----------   -----------
             TOTAL SHORT-TERM
               SECURITIES
               PURCHASED WITH
               CASH COLLATERAL...    1,586,100     1,586,100
                                   -----------   -----------
             TOTAL INVESTMENTS --
                 108.2%..........  $23,200,213(1)  25,229,598
                                   ===========
             OTHER ASSETS AND
               LIABILITIES
               (NET) -- (8.2)%...                 (1,913,205)
                                                 -----------
             NET
              ASSETS -- 100.0%...                $23,316,393
                                                 ===========

     Percentages indicated are based on net assets of $23,316,393.
(1) Reported cost for financial reporting purposes differs from cost basis for federal income tax reporting by amount of losses recognized for financial reporting in excess of amount recognized for federal income tax reporting by approximately
     $6,864. Gross unrealized appreciation and depreciation on investment securities, based on cost for Federal income tax purposes is as follows:

                                    $ 4,096,509
Unrealized appreciation...........
                                     (2,073,988)
Unrealized depreciation...........
                                    -----------
                                    $ 2,022,521
Net unrealized appreciation.......
                                    ===========

(a)  All or a portion of this security has been loaned
     at March 31, 1999.
*    Represents non-income producing security.
**   See page 17 for Concentration by Country.
ADR--American Depository Receipts.
PLC--Public Limited Company.

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
ESC STRATEGIC SMALL CAP II FUND
Portfolio of Investments -- March 31, 1999

                                                   MARKET
  SHARES                             COST           VALUE
  ------                             ----          ------
             COMMON STOCKS -- 97.8%
             AEROSPACE -- 2.1%
    41,700   Armor Holdings,
               Inc. Delaware*...  $   461,202    $   570,769
                                  -----------    -----------
             AIRLINES -- 1.9%
    18,400   Skywest, Inc. .....      365,400        531,300
                                  -----------    -----------
             AUTO -- RELATED -- 1.7%
    26,800   Wynn's
               International,
               Inc. ............      485,557        467,325
                                  -----------    -----------
             BIOTECHNOLOGY -- 0.4%
    25,000   Embrex, Inc.*......      131,250        106,250
                                  -----------    -----------
             BUILDING MATERIALS -- 4.2%
    21,500   Cameron Ashley
               Building
               Products,
               Inc.*............      328,625        196,188
    49,500   International
               Comfort Products
               Corp.*...........      327,015        389,812
    24,800   NCI Building
               Systems, Inc.*...      619,100        582,799
                                  -----------    -----------
                                    1,274,740      1,168,799
                                  -----------    -----------
             BUSINESS SERVICES -- 1.1%
    20,000   Aaron Rents,
               Inc. ............      239,950        312,500
                                  -----------    -----------
             COMMERCIAL SERVICES -- 4.2%
    29,600   Group Maintenance
               America Corp.*...      424,619        336,700
    19,400   Rent Way, Inc.*....      504,317        465,599
    35,000   Towne Services,
               Inc.*............      288,438        343,438
                                  -----------    -----------
                                    1,217,374      1,145,737
                                  -----------    -----------
             COMPUTER EQUIPMENT -- 1.7%
    30,000   Komag, Inc.*.......      424,375        131,250
    48,000   Maxtor Corp.*......      441,091        339,000
                                  -----------    -----------
                                      865,466        470,250
                                  -----------    -----------
             COMPUTER SOFTWARE -- 5.4%
    80,150   Acclaim
               Entertainment,
               Inc.*(a).........      372,210        716,340
    34,900   Activision,
               Inc.*............      425,949        431,887
    46,300   Mecon, Inc.*.......      320,825        324,100
                                  -----------    -----------
                                    1,118,984      1,472,327
                                  -----------    -----------

                                                   MARKET
  SHARES                             COST           VALUE
  ------                             ----          ------
             COMPUTERS -- 3.2%
    25,000   Evans & Sutherland
               Computer
               Corp.*...........  $   606,094    $   300,000
    72,100   WPI Group, Inc.*...      517,793        247,844
    14,500   Zebra Technologies
               Corp.*...........      407,198        344,375
                                  -----------    -----------
                                    1,531,085        892,219
                                  -----------    -----------
             CONSTRUCTION -- 0.9%
    42,400   Schuff Steel
               Co.*(a)..........      304,974        249,100
                                  -----------    -----------
             DISTRIBUTION -- 0.5%
    23,900   Pameco Corp.*......      380,834        137,425
                                  -----------    -----------
             ELECTRICAL & ELECTRONICS -- 3.3%
    19,500   Electro Scientific
               Industries,
               Inc.*............      775,404        906,750
                                  -----------    -----------
             ELECTRONIC COMPONENTS/
               INSTRUMENTS -- 8.7%
    47,200   Adflex Solutions,
               Inc.*............      393,349        138,650
    90,700   EFTC Corp.*........      685,868        419,487
    10,000   Etec Systems,
               Inc.*............      317,136        294,375
    20,000   Kulicke & Soffa
               Industries,
               Inc.*............      376,438        504,999
    10,000   PCD, Inc.*.........      179,375         90,625
    16,300   Photronics,
               Inc.*............      295,891        303,588
     8,600   Plexus Corp.*......      124,190        239,725
    56,100   Power-One, Inc.*...      497,900        378,675
                                  -----------    -----------
                                    2,870,147      2,370,124
                                  -----------    -----------
             ELECTRONICS -- 3.8%
    61,500   FEI Co.*(a)........      664,933        515,063
    19,500   Pittway Corp.,
               Class A..........      469,859        516,749
                                  -----------    -----------
                                    1,134,792      1,031,812
                                  -----------    -----------
             ENERGY -- 0.9%
     9,200   Weatherford
               International,
               Inc.*............      263,377        240,350
                                  -----------    -----------
             ENTERTAINMENT -- 2.7%
    18,100   Speedway
               Motorsports,
               Inc.*............      419,830        746,625
                                  -----------    -----------
             ENVIRONMENTAL -- 2.7%
    22,800   Allied Waste
               Industries,
               Inc.*(a).........      466,910        329,175
    31,300   Safety Kleen
               Corp.*...........      461,141        414,725
                                  -----------    -----------
                                      928,051        743,900
                                  -----------    -----------

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
ESC STRATEGIC SMALL CAP II FUND
Portfolio of Investments (continued) -- March 31, 1999

                                                   MARKET
  SHARES                             COST           VALUE
  ------                             ----          ------
             COMMON STOCKS (CONTINUED)
             HEALTH & PERSONAL CARE -- 0.9%
    38,700   Physicians
               Specialty
               Corp.*...........  $   304,696    $   261,225
                                  -----------    -----------
             HEALTH CARE -- 1.5%
    21,800   American Retirement
               Corp.*(a)........      334,682        313,375
    50,000   Mariner Post-Acute
               Network, Inc.*...      728,806        109,375
                                  -----------    -----------
                                    1,063,488        422,750
                                  -----------    -----------
             HOME FURNISHINGS -- 1.3%
    20,500   Ladd Furniture,
               Inc.*............      380,188        351,063
                                  -----------    -----------
             INSURANCE -- 1.5%
    10,100   FPIC Insurance
               Group, Inc.*.....      434,812        419,150
                                  -----------    -----------
             INVESTMENT COMPANY -- 1.7%
    25,050   Allied Capital
               Corp. ...........      527,125        460,294
                                  -----------    -----------
             MACHINERY & EQUIPMENT -- 1.3%
     6,200   Nordson Corp. .....      327,102        345,650
                                  -----------    -----------
             MANUFACTURING -- 1.3%
    25,100   Asyst Technologies,
               Inc.*............      520,434        345,125
                                  -----------    -----------
             MANUFACTURING -- CAPITAL
               GOODS -- 3.2%
    28,200   Astec Industries,
               Inc.*............      432,957        870,675
                                  -----------    -----------
             MEDICAL-HOSPITAL SERVICES --0.4%
    16,666   Ramsay Youth
               Services,
               Inc.*............      123,202        122,912
                                  -----------    -----------
             NUTRITION & VITAMIN PRODUCTS -- 1.3%
    39,500   Twinlab Corp.*.....      525,356        370,313
                                  -----------    -----------
             OIL/GAS EQUIPMENT -- 1.2%
    29,100   National-Oilwell,
               Inc.*............      585,176        336,469
                                  -----------    -----------
             OIL/GAS EXPLORATION -- 2.7%
    35,000   Marine Drilling
               Cos., Inc.*......      729,366        385,000
    32,700   Varco
               International,
               Inc.*............      308,027        363,788
                                  -----------    -----------
                                    1,037,393        748,788
                                  -----------    -----------

                                                   MARKET
  SHARES                             COST           VALUE
  ------                             ----          ------
             OIL/GAS SERVICES -- 5.6%
    12,000   Carbo Ceramics,
               Inc. ............  $   350,970    $   259,500
    24,800   Nabors Industries,
               Inc.*............      643,301        451,050
    42,800   Patterson Energy,
               Inc.*............      465,869        238,075
    29,100   Rowan Cos.,
               Inc.*............      654,242        369,206
    15,100   Veritas DGC,
               Inc.*............      388,783        214,231
                                  -----------    -----------
                                    2,503,165      1,532,062
                                  -----------    -----------
             PHARMACEUTICALS -- 3.2%
    23,000   Dura
               Pharmaceuticals,
               Inc.*(a).........      339,250        324,875
    18,975   Medicis
               Pharmaceutical
               Corp., Class
               A*...............      543,721        569,250
                                  -----------    -----------
                                      882,971        894,125
                                  -----------    -----------
             RAILROADS -- 1.2%
    11,600   Trinity Industries,
               Inc.*............      421,921        340,750
                                  -----------    -----------
             REAL ESTATE -- 1.6%
    25,300   Intrawest Corp. ...      425,664        426,938
                                  -----------    -----------
             REAL ESTATE INVESTMENT TRUST -- 1.7%
    27,600   Prison Realty
               Corp. ...........      843,871        481,275
                                  -----------    -----------
             RETAIL -- 4.6%
    34,600   Avado Brands,
               Inc. ............      517,837        205,438
    40,000   Compucom Systems,
               Inc.*............      304,541        117,500
    32,100   O'Charley's,
               Inc.*............      409,274        435,355
    20,000   Pier One Imports,
               Inc. ............      191,200        162,500
    10,000   Whole Foods Market,
               Inc.*(a).........      318,571        343,750
                                  -----------    -----------
                                    1,741,423      1,264,543
                                  -----------    -----------
             RETAIL -- DEPARTMENT STORE -- 0.6%
    19,900   Elder-Beerman
               Stores Corp.*....      430,338        171,638
                                  -----------    -----------
             RETAIL -- GENERAL MERCHANDISE -- 2.6%
    30,000   Blue Rhino
               Corp.*(a)........      345,038        393,750
    24,200   Cash America
               International,
               Inc. ............      358,127        311,575
                                  -----------    -----------
                                      703,165        705,325
                                  -----------    -----------
             RETAIL -- SPECIALTY LINE -- 1.5%
    21,000   Rexall Sundown,
               Inc.*(a).........      322,875        402,938
                                  -----------    -----------

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
ESC STRATEGIC SMALL CAP II FUND
Portfolio of Investments (continued) -- March 31, 1999

PRINCIPAL/                                         MARKET
  SHARES                             COST           VALUE
----------                           ----          ------
             COMMON STOCKS (CONTINUED)
             RIGHTS -- FOREIGN -- 1.5%
    50,000   Intercept Group,
               Inc.*(a).........  $   347,180    $   425,000
                                  -----------    -----------
             STEEL/IRON -- 1.3%
    21,700   Northwest Pipe
               Co.*.............      387,888        358,050
                                  -----------    -----------
             TELECOMMUNICATIONS -- 1.2%
    29,100   Premiere
               Technologies,
               Inc.*(a).........      336,853        331,013
                                  -----------    -----------
             TEXTILES -- 1.6%
    15,800   Westpoint Stevens,
               Inc.*............      439,425        437,463
                                  -----------    -----------
             TEXTILES & APPAREL -- 0.5%
    20,000   Dixie Group,
               Inc. ............      164,306        142,500
                                  -----------    -----------
             WHOLESALE -- 1.4%
    21,300   ScanSource,
               Inc.*............      356,238        380,738
                                  -----------    -----------
             TOTAL COMMON
               STOCKS...........   31,337,629     26,912,334
                                  -----------    -----------
             SHORT TERM INVESTMENTS -- 3.6%
             CASH SWEEP ACCOUNT -- 3.6%
$  979,251   Union Bank of
               California.......      979,251        979,251
                                  -----------    -----------
             TOTAL SHORT TERM
               INVESTMENTS......      979,251        979,251
                                  -----------    -----------
             SHORT-TERM SECURITIES PURCHASED
               WITH CASH COLLATERAL -- 13.7%
             REPURCHASE AGREEMENT -- 13.7%
$3,770,800   Lehman Brothers,
               Lehman Brothers
               Triparty
               Agreement, 5.25%,
               4/1/1999, (See
               Significant
               Accounting
               Policies,
               Securities
               Lending in the
               Notes to
               Financial
               Statements for
               collateral
               description).....    3,770,800      3,770,800
                                  -----------    -----------
             TOTAL SHORT-TERM
               SECURITIES
               PURCHASED WITH
               CASH
               COLLATERAL.......    3,770,800      3,770,800
                                  -----------    -----------

                                                   MARKET
                                     COST           VALUE
                                     ----          ------
             TOTAL
               INVESTMENTS --
               115.1%...........  $36,087,680(1) $31,662,385
                                  ===========
             OTHER ASSETS AND
               LIABILITIES
               (NET) --
               (15.1)%..........                  (4,149,831)
                                                 -----------
             NET ASSETS --
               100.0%...........                 $27,512,554
                                                 ===========
    Percentages indicated are based on net assets of
$27,512,554.
(1) Reported cost for financial reporting purposes differs
    from cost basis for federal income tax reporting by
    amount of losses recognized for financial reporting in
    excess of amount recognized for federal income tax
    reporting by approximately $10,202. Gross unrealized
    appreciation and depreciation on investment securities,
    based on cost for Federal income tax purposes is as
    follows:

     Unrealized appreciation...........      $ 2,707,959
     Unrealized depreciation...........       (7,143,456)
                                             -----------
     Net unrealized depreciation.......      $(4,435,497)
                                             ===========
(a) All or a portion of this security has been loaned at
    March 31, 1999.
  * Represents non-income producing security.

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
Concentration by Country

                                                              INTERNATIONAL EQUITY FUND   APPRECIATION FUND
COUNTRY                                                             MARKET VALUE            MARKET VALUE
-------                                                       -------------------------   -----------------
Argentina...................................................             4.7%                    1.4%
Australia...................................................             2.7%                     --
Brazil......................................................             4.5%                    1.0%
Czech Republic..............................................             0.8%                     --
France......................................................             5.4%                    3.8%
Germany.....................................................             4.1%                     --
Greece......................................................             2.8%                     --
Hong Kong...................................................             2.6%                     --
Hungary.....................................................             1.8%                     --
Italy.......................................................             6.5%                     --
Japan.......................................................            15.6%                    0.2%
Mexico......................................................              --                     2.3%
Netherlands.................................................             7.3%                     --
New Zealand.................................................             1.6%                     --
Portugal....................................................             2.2%                     --
Singapore...................................................             1.5%                     --
Spain.......................................................             1.7%                     --
Switzerland.................................................             3.7%                     --
United Kingdom..............................................            16.1%                    0.6%
United States...............................................            14.4%                   90.7%
                                                                        ----                    ----
Total Investments...........................................             100%                    100%
                                                                        ====                    ====

# CREDIT RATINGS (unaudited)

  MOODY'S  STANDARD & POOR'S
  -------  -----------------
    Aaa           AAA          Instrument judged to be of the highest quality
                                 and carrying the smallest amount of investment
                                 risk.
    Aa             AA          Instrument judged to be of high quality by all
                                 standards.
     A             A           Instrument judged to be adequate by all
                                 standards.
    Baa           BBB          Instrument judged to be of moderate quality by
                                 all standards.
   Ba-B           BB-B         Instrument judged to have speculative elements,
                                 and generally lack desirable characteristics.
   Caa-C         CCC-C         Instrument judged to be predominately
                                 speculative with respect to pay interest and
                                 repay principal in accordance with terms of
                                 obligation.
    NR             NR          Not Rated. In the opinion of the Investment
                                 Adviser, instrument judged to be of comparable
                                 investment quality to rated securities which
                                 may be purchased by the Fund.

          For items possessing the strongest investment attributes of their category, Moody's gives that letter rating followed by a number. The Standard & Poor's ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          U.S. Government issues have an assumed rating of AAA/Aaa.

ESC STRATEGIC FUNDS, INC.
Statements of Assets and Liabilities
March 31, 1999

                                                                  INTERNATIONAL
                                                       INCOME        EQUITY        SMALL CAP     APPRECIATION   SMALL CAP II
                                                        FUND          FUND            FUND           FUND           FUND
                                                     ----------   -------------   ------------   ------------   ------------
ASSETS
  Investments, at value (cost $7,666,404;
    $7,791,483; $103,802,828; $21,614,113; and
    $32,316,880 respectively)......................  $7,665,102    $9,236,750     $100,313,282   $23,643,498    $27,891,585
  Repurchase Agreements, at cost...................          --            --        9,967,809     1,586,100      3,770,800
                                                     ----------    ----------     ------------   -----------    -----------
        Total Investments..........................   7,665,102     9,236,750      110,281,091    25,229,598     31,662,385
                                                     ----------    ----------     ------------   -----------    -----------
  Foreign Currency (cost $0; $7,094; $0; $0; and $0
    respectively)..................................          --         7,092               --            --             --
  Interest and dividends receivable................     191,515        22,986           33,484        40,325          8,036
  Receivable for securities sold...................          --       622,767          205,343       245,618             --
  Witholding tax reclaim receivable................          --        17,293               --            --             --
  Receivable for fund shares sold..................          --            --           13,000            --             --
  Unamortized organizational expense...............         739           934              657         2,093             --
  Prepaid expenses.................................       5,459         6,445              144         4,356          8,643
                                                     ----------    ----------     ------------   -----------    -----------
        Total Assets...............................   7,862,815     9,914,267      110,533,719    25,521,990     31,679,064
                                                     ----------    ----------     ------------   -----------    -----------
LIABILITIES
  Payable for return of collateral received........          --            --       12,467,809     1,586,100      3,770,800
  Income distribution payable......................      52,883            --               --            --             --
  Payable for fund shares repurchased..............          --            --          347,225        36,040         75,161
  Payable for securities purchased.................          --       176,197          727,030       528,455        263,377
  Payable for currency contract....................          --             7               --            --             --
  Advisory fee payable.............................       2,549         6,233           85,758        18,371         19,318
  Administration fee payable.......................         161           194            1,992           475            564
  12b-1 Distribution fee payable...................       1,890         2,761           31,024         6,956          9,167
  Professional fees payable........................      19,643        19,022           39,928        21,041         20,866
  Other accrued expenses...........................       7,243        14,010           18,032         8,159          7,257
                                                     ----------    ----------     ------------   -----------    -----------
        Total Liabilities..........................      84,369       218,424       13,718,798     2,205,597      4,166,510
                                                     ----------    ----------     ------------   -----------    -----------
        NET ASSETS.................................  $7,778,446    $9,695,843     $ 96,814,921   $23,316,393    $27,512,554
                                                     ==========    ==========     ============   ===========    ===========

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
Statements of Assets and Liabilities -- (Continued)
March 31, 1999

                                                                  INTERNATIONAL
                                                       INCOME        EQUITY        SMALL CAP     APPRECIATION   SMALL CAP II
                                                        FUND          FUND            FUND           FUND           FUND
                                                     ----------   -------------   ------------   ------------   ------------
Net Assets Consist of:
  Shares, at par ($0.001)..........................  $      796    $      907     $      5,862   $     2,183    $     2,872
  Additional paid-in capital.......................   7,831,835     7,450,154       97,789,821    20,167,910     35,194,801
  Undistributed (distributions in excess of) net
    investment income..............................     (52,883)      (26,128)              --            --             --
  Accumulated net realized gain/(loss) on
    investments and foreign currency
    transactions...................................          --       822,727        2,508,784     1,116,915     (3,259,824)
  Net unrealized appreciation/(depreciation) on
    investments and foreign currency
    translations...................................      (1,302)    1,448,183       (3,489,546)    2,029,385     (4,425,295)
                                                     ----------    ----------     ------------   -----------    -----------
  NET ASSETS.......................................  $7,778,446    $9,695,843     $ 96,814,921   $23,316,393    $27,512,554
                                                     ==========    ==========     ============   ===========    ===========
  Class A..........................................  $7,230,434    $7,815,990     $ 74,739,484   $18,916,483    $20,077,441
  Class D..........................................  $  548,012    $1,879,853     $ 22,075,437   $ 4,399,910    $ 7,435,113
                                                     ----------    ----------     ------------   -----------    -----------
                                                     $7,778,446    $9,695,843     $ 96,814,921   $23,316,393    $27,512,554
                                                     ==========    ==========     ============   ===========    ===========
SHARES OF BENEFICIAL INTEREST
  Class A
    Shares of beneficial interest issued and
      outstanding..................................     740,072       727,019        4,504,805     1,762,710      2,090,287
                                                     ==========    ==========     ============   ===========    ===========
    Net Asset Value and redemption price per share
      outstanding..................................  $     9.77    $    10.75     $      16.59   $     10.73    $      9.61
                                                     ==========    ==========     ============   ===========    ===========
    Maximum Offering Price per share ($9.77/.955,
      $10.75/.955, $16.59/.955, $10.73/.955,
      $9.61/.955 respectively).....................  $    10.23    $    11.26     $      17.37   $     11.24    $     10.06
                                                     ==========    ==========     ============   ===========    ===========
  Class D
    Shares of beneficial interest issued and
      outstanding..................................      55,694       179,858        1,357,437       420,184        781,351
                                                     ==========    ==========     ============   ===========    ===========
    Net Asset Value and redemption price per share
      outstanding..................................  $     9.84    $    10.45     $      16.26   $     10.47    $      9.52
                                                     ==========    ==========     ============   ===========    ===========
    Maximum Offering Price per share ($9.84/.985,
      $10.45/.985, $16.26/.985, $10.47/.985,
      $9.52/.985 respectively).....................  $     9.99    $    10.61     $      16.51   $     10.63    $      9.66
                                                     ==========    ==========     ============   ===========    ===========

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
Statements of Operations
For the Year Ended March 31, 1999

                                             INCOME     INTERNATIONAL    SMALL CAP     APPRECIATION   SMALL CAP II
                                              FUND       EQUITY FUND        FUND           FUND           FUND
                                           ----------   -------------   ------------   ------------   ------------
Investment Income
  Interest...............................  $1,149,476    $    35,505    $    763,213   $    80,019    $    220,516
  Dividend (net of withholding tax of $0;
    $13,441; $0; $4,748 and $0,
    respectively)........................      25,010        216,458         741,330       388,643         113,811
  Income from Securities Lending
    Activities...........................          --             --          63,322        10,606          13,279
                                           ----------    -----------    ------------   -----------    ------------
  Total income...........................   1,174,486        251,963       1,567,865       479,268         347,606
                                           ----------    -----------    ------------   -----------    ------------
Expenses
  Advisory...............................     167,336        125,548       1,252,991       318,584         382,702
  Administration.........................      25,100         18,832         187,949        47,788          45,924
  Fund accounting........................      36,948         39,734          34,549        35,894          33,144
  Professional fees......................      21,824         16,107          57,254        25,149          21,886
  Custodian..............................       6,147         32,746          17,166         6,135           5,780
  Transfer agent fees and expenses.......      24,911         26,408         197,205        41,052          81,518
  12b-1 Distribution fees--Class A.......      40,024         25,557         241,928        64,288          54,274
  12b-1 Distribution fees--Class D.......       5,428         17,490         213,957        46,073          66,798
  Directors fees.........................       1,809            592          21,858         3,187           3,180
  Amortization of organizational costs...       8,528          8,414          11,470         8,414              --
  Miscellaneous..........................      38,145         19,860         149,438        57,311          44,868
                                           ----------    -----------    ------------   -----------    ------------
  Total expenses before waivers..........     376,200        331,288       2,385,765       653,875         740,074
  Less: expenses waived/reimbursed.......     (53,473)       (12,791)             --        (2,255)        (82,843)
                                           ----------    -----------    ------------   -----------    ------------
  Net expenses...........................     322,727        318,497       2,385,765       651,620         657,231
                                           ----------    -----------    ------------   -----------    ------------
Net investment income/(loss).............     851,759        (66,534)       (817,900)     (172,352)       (309,625)
                                           ----------    -----------    ------------   -----------    ------------
Net realized gain/(loss) on investments
  and foreign currency transactions......      57,784      1,024,996       2,508,888     1,116,912      (2,810,903)
Net change unrealized
  appreciation/(depreciation) of
  investments and foreign currency
  translations...........................    (193,923)    (1,842,011)    (42,488,775)   (9,813,011)     (8,261,391)
                                           ----------    -----------    ------------   -----------    ------------
Net realized and unrealized
  gain/(loss)............................    (136,139)      (817,015)    (39,979,887)   (8,696,099)    (11,072,294)
                                           ----------    -----------    ------------   -----------    ------------
Net increase/(decrease) in net assets
  resulting from operations..............  $  715,620    $  (883,549)   $(40,797,787)  $(8,868,451)   $(11,381,919)
                                           ==========    ===========    ============   ===========    ============

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
Statements of Changes in Net Assets

                                                   INCOME FUND                  INTERNATIONAL EQUITY FUND
                                         --------------------------------    --------------------------------
                                           YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                         MARCH 31, 1999    MARCH 31, 1998    MARCH 31, 1999    MARCH 31, 1998
                                         --------------    --------------    --------------    --------------
Operations:
  Net investment income/(loss).........   $    851,759      $  1,494,331      $   (66,534)      $   (115,193)
  Net realized gain/(loss) on
    investments and foreign currency
    transactions.......................         57,784           315,559        1,024,996          2,620,302
  Net change unrealized appreciation/
    (depreciation) of investments and
    foreign currency translations......       (193,923)          506,910       (1,842,011)         1,602,799
                                          ------------      ------------      -----------       ------------
Net increase in net assets resulting
  from operations......................        715,620         2,316,800         (883,549)         4,107,908
                                          ------------      ------------      -----------       ------------
Dividends and Distributions to
  Shareholders:
  From net investment income
    Class A............................       (759,547)       (1,452,325)              --                 --
    Class D............................        (32,600)          (42,035)              --                 --
                                          ------------      ------------      -----------       ------------
                                              (792,147)       (1,494,360)              --                 --
                                          ------------      ------------      -----------       ------------
  From tax return of capital
    Class A............................        (76,574)               --               --                 --
    Class D............................         (3,289)               --               --                 --
                                          ------------      ------------      -----------       ------------
                                               (79,863)               --               --                 --
                                          ------------      ------------      -----------       ------------
  From net realized gains
    Class A............................       (104,773)               --         (712,147)        (1,988,043)
    Class D............................         (9,574)               --         (192,848)          (658,846)
                                          ------------      ------------      -----------       ------------
                                              (114,347)               --         (904,995)        (2,646,889)
                                          ------------      ------------      -----------       ------------
  Change in net assets resulting from
    dividends and distributions to
    shareholders.......................       (986,357)       (1,494,360)        (904,995)        (2,646,889)
                                          ------------      ------------      -----------       ------------
Capital Share Transactions:
  Proceeds from sales of shares
    Class A............................        926,359         1,530,230        1,144,165          1,271,346
    Class D............................        155,831           172,805          124,302            162,830
                                          ------------      ------------      -----------       ------------
                                             1,082,190         1,703,035        1,268,467          1,434,176
                                          ------------      ------------      -----------       ------------
  Net asset value of shares issued to
    shareholders in reinvestment of
    dividends and distributions:
    Class A............................        894,208         1,298,541          582,876          1,337,906
    Class D............................         40,551            36,502          192,848            658,846
                                          ------------      ------------      -----------       ------------
                                               934,759         1,335,043          775,724          1,996,752
                                          ------------      ------------      -----------       ------------
  Net asset value of shares redeemed:
    Class A............................    (18,743,090)      (11,722,261)      (5,735,950)        (8,953,584)
    Class D............................       (460,910)         (827,987)        (885,822)        (2,362,618)
                                          ------------      ------------      -----------       ------------
                                           (19,204,000)      (12,550,248)      (6,621,772)       (11,316,202)
                                          ------------      ------------      -----------       ------------
  Change in net assets from capital
    share transactions.................    (17,187,051)       (9,512,170)      (4,577,581)        (7,885,274)
                                          ------------      ------------      -----------       ------------
Total change in net assets.............    (17,457,788)       (8,689,730)      (6,366,125)        (6,424,255)
Net Assets:
  Beginning of Period..................     25,236,234        33,925,964       16,061,968         22,486,223
                                          ------------      ------------      -----------       ------------
  End of Period........................   $  7,778,446      $ 25,236,234      $ 9,695,843       $ 16,061,968
                                          ============      ============      ===========       ============

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
Statements of Changes in Net Assets (continued)

                                                  SMALL CAP FUND                    APPRECIATION FUND
                                         --------------------------------    --------------------------------
                                           YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                         MARCH 31, 1999    MARCH 31, 1998    MARCH 31, 1999    MARCH 31, 1998
                                         --------------    --------------    --------------    --------------
Operations:
  Net investment income/(loss).........   $   (817,900)     $   (409,168)     $   (172,352)     $   (219,043)
  Net realized gain/(loss) on
    investments and foreign currency
    transactions.......................      2,508,888        13,586,328         1,116,912        12,458,936
  Net change unrealized appreciation/
    (depreciation) of investments and
    foreign currency translations......    (42,488,775)       30,415,943        (9,813,011)        6,933,791
                                          ------------      ------------      ------------      ------------
Net increase in net assets resulting
  from operations......................    (40,797,787)       43,593,103        (8,868,451)       19,173,684
                                          ------------      ------------      ------------      ------------
Dividends and Distributions to
  Shareholders:
  From net realized gains
    Class A............................     (2,603,327)       (8,972,632)       (2,762,177)       (9,402,699)
    Class D............................       (765,335)       (2,767,599)         (692,033)       (1,466,362)
                                          ------------      ------------      ------------      ------------
                                            (3,368,662)      (11,740,231)       (3,454,210)      (10,869,061)
                                          ------------      ------------      ------------      ------------
Capital Share Transactions:
  Proceeds from sales of shares
    Class A............................      8,371,667        35,090,045         2,982,123         6,480,292
    Class D............................      1,473,645         8,450,667         1,227,616         2,468,392
                                          ------------      ------------      ------------      ------------
                                             9,845,312        43,540,712         4,209,739         8,948,684
                                          ------------      ------------      ------------      ------------
  Net asset value of shares issued to
    shareholders in reinvestment of
    dividends and distributions:
    Class A............................      2,359,265         8,110,200         2,596,704         8,381,574
    Class D............................        764,367         2,759,244           691,921         1,440,941
                                          ------------      ------------      ------------      ------------
                                             3,123,632        10,869,444         3,288,625         9,822,515
                                          ------------      ------------      ------------      ------------
  Net asset value of shares redeemed:
    Class A............................    (28,936,985)      (12,927,511)      (10,175,152)      (34,006,037)
    Class D............................     (8,181,883)       (3,084,106)       (2,462,053)       (1,113,196)
                                          ------------      ------------      ------------      ------------
                                           (37,118,868)      (16,011,617)      (12,637,205)      (35,119,233)
                                          ------------      ------------      ------------      ------------
  Change in net assets from capital
    share transactions.................    (24,149,924)       38,398,539        (5,138,841)      (16,348,034)
                                          ------------      ------------      ------------      ------------
Total change in net assets.............    (68,316,373)       70,251,411       (17,461,502)       (8,043,411)
Net Assets:
  Beginning of Period..................    165,131,294        94,879,883        40,777,895        48,821,306
                                          ------------      ------------      ------------      ------------
  End of Period........................   $ 96,814,921      $165,131,294      $ 23,316,393      $ 40,777,895
                                          ============      ============      ============      ============

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
Statements of Changes in Net Assets (continued)

                                                                     SMALL CAP II FUND
                                                              --------------------------------
                                                                YEAR ENDED        YEAR ENDED
                                                              MARCH 31, 1999    MARCH 31, 1998
                                                              --------------    --------------
Operations:
  Net investment income/(loss)..............................   $   (309,625)     $   (83,519)
  Net realized gain/(loss) on investments...................     (2,810,903)         601,246
  Net change unrealized appreciation/(depreciation) of
    investments.............................................     (8,261,391)       3,963,507
                                                               ------------      -----------
Net increase/(decrease) in net assets resulting from
  operations................................................    (11,381,919)       4,481,234
                                                               ------------      -----------
Dividends and Distributions to Shareholders:
  Distributions from net realized gains
    Class A.................................................             --         (388,459)
    Class D.................................................             --         (187,036)
                                                               ------------      -----------
                                                                         --         (575,495)
                                                               ------------      -----------
  Distributions in excess of realized gains
    Class A.................................................             --         (271,796)
    Class D.................................................             --         (130,865)
                                                               ------------      -----------
                                                                         --         (402,661)
                                                               ------------      -----------
  Change in net assets resulting from dividends and
    distributions to shareholders...........................             --         (978,156)
                                                               ------------      -----------
Capital Share Transactions:
  Proceeds from sales of shares
    Class A.................................................     14,824,338       14,983,054
    Class D.................................................      4,282,060        7,349,742
                                                               ------------      -----------
                                                                 19,106,398       22,332,796
                                                               ------------      -----------
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................             --          610,656
    Class D.................................................             --          312,261
                                                               ------------      -----------
                                                                         --          922,917
                                                               ------------      -----------
  Net asset value of shares redeemed:
    Class A.................................................     (6,663,800)        (934,557)
    Class D.................................................     (3,179,324)        (348,585)
                                                               ------------      -----------
                                                                 (9,843,124)      (1,283,142)
                                                               ------------      -----------
  Change in net assets from capital share transactions......      9,263,274       21,972,571
                                                               ------------      -----------
Total change in net assets..................................     (2,118,645)      25,475,649
Net Assets:
  Beginning of Period.......................................     29,631,199        4,155,550
                                                               ------------      -----------
  End of Period.............................................   $ 27,512,554      $29,631,199
                                                               ============      ===========

See accompanying notes to financial statements.

ESC STRATEGIC FUNDS, INC.
Financial Highlights

                                                                    INCOME FUND
                                 ----------------------------------------------------------------------------------
                                                                      CLASS A
                                 ----------------------------------------------------------------------------------
                                                                                                      MAY 4, 1994
                                                                                                     (COMMENCEMENT
                                                                                                     OF OPERATIONS)
                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                 MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997   MARCH 31, 1996   MARCH 31, 1995
                                 --------------   --------------   --------------   --------------   --------------
Net asset value per share,
  beginning of period..........      $ 9.99          $  9.73          $  9.89          $  9.94          $ 10.00
                                     ------          -------          -------          -------          -------
Income from Investment
  Operations
  Net investment
    income/(loss)..............        0.51(a)          0.34             0.60             0.59             0.55
  Net realized and unrealized
    gains/ (losses) on
    investments................        0.04             0.44            (0.16)            0.16            (0.05)
                                     ------          -------          -------          -------          -------
Total from investment
  operations...................        0.55             0.78             0.44             0.75             0.50
                                     ------          -------          -------          -------          -------
Less Dividends and
  Distributions:
  From net investment income...       (0.57)           (0.52)           (0.60)           (0.59)           (0.01)
  From tax return of capital...       (0.05)              --               --               --               --
  From realized gains..........       (0.15)              --               --            (0.21)           (0.55)
                                     ------          -------          -------          -------          -------
Total Dividends and
  Distributions................       (0.77)           (0.52)           (0.60)           (0.80)           (0.56)
                                     ------          -------          -------          -------          -------
  Net asset value per share,
    end of period..............      $ 9.77          $  9.99          $  9.73          $  9.89          $  9.94
                                     ======          =======          =======          =======          =======
  Total Return (excludes sales
    charge)....................        5.64%            8.18%            3.91%            7.67%            5.30%
Ratios/Supplemental Data:
  Net Assets End of Period (in
    thousands).................      $7,230          $24,413          $32,506          $36,891          $32,373
  Ratios to Average Net Assets
    of:
    Net investment
      income/(loss)............        5.09%            5.27%            5.49%            5.87%            6.29%*
    Expenses net of waivers/
      reimbursements and
      expenses paid by third
      parties..................        1.91%            1.87%            1.65%            1.70%            1.85%*
    Expenses before waivers/
      reimbursements and
      expenses paid by third
      parties..................        2.22%            1.87%            1.70%            1.75%            1.86%*
    Portfolio Turnover Rate....          95%             130%             123%             138%              92%

(a) Calculated using the average share method.
*   Annualized.

ESC STRATEGIC FUNDS, INC.
Financial Highlights (continued)

                                                                    INCOME FUND
                                 ----------------------------------------------------------------------------------
                                                                      CLASS D
                                 ----------------------------------------------------------------------------------
                                                                                                      MAY 4, 1994
                                                                                                     (COMMENCEMENT
                                                                                                     OF OPERATIONS)
                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                 MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997   MARCH 31, 1996   MARCH 31, 1995
                                 --------------   --------------   --------------   --------------   --------------
Net asset value per share,
  beginning of period..........      $ 9.99           $ 9.73           $ 9.89           $ 9.94           $10.00
                                     ------           ------           ------           ------           ------
Income from Investment
  Operations
  Net investment
    income/(loss)..............        0.50(a)          0.28             0.50             0.54             0.50
  Net realized and unrealized
    gains/ (losses) on
    investments................        0.01             0.45            (0.16)            0.16            (0.05)
                                     ------           ------           ------           ------           ------
Total from investment
  operations...................        0.51             0.73             0.34             0.70             0.45
                                     ------           ------           ------           ------           ------
Less Dividends and
  Distributions:
  From net investment income...       (0.46)           (0.47)           (0.50)           (0.54)           (0.01)
  From tax return of capital...       (0.05)              --               --               --               --
  From realized gains..........       (0.15)              --               --            (0.21)           (0.50)
                                     ------           ------           ------           ------           ------
Total Dividends and
  Distributions................       (0.66)           (0.47)           (0.50)           (0.75)           (0.51)
                                     ------           ------           ------           ------           ------
  Net asset value per share,
    end of period..............      $ 9.84           $ 9.99           $ 9.73           $ 9.89           $ 9.94
                                     ======           ======           ======           ======           ======
  Total Return (excludes sales
    charge)....................        5.23%            7.64%            3.39%            7.11%            4.74%
Ratios/Supplemental Data:
  Net Assets End of Period (in
    thousands).................      $  548           $  823           $1,420           $1,446           $1,241
  Ratios to Average Net Assets
    of:
    Net investment
      income/(loss)............        5.03%            4.77%            4.99%            5.37%            5.73%*
    Expenses net of waivers/
      reimbursements and
      expenses paid by third
      parties..................        2.44%            2.37%            2.15%            2.20%            2.29%*
    Expenses before waivers/
      reimbursements and
      expenses paid by third
      parties..................        2.96%            2.37%            2.21%            2.25%            2.31%*
    Portfolio Turnover Rate....          95%             130%             123%             138%              92%

(a) Calculated using the average share method.
*   Annualized.

ESC STRATEGIC FUNDS, INC.
Financial Highlights (continued)

                                                             INTERNATIONAL EQUITY FUND
                                 ----------------------------------------------------------------------------------
                                                                      CLASS A
                                 ----------------------------------------------------------------------------------
                                                                                                      MAY 12, 1994
                                                                                                     (COMMENCEMENT)
                                                                                                     OF OPERATIONS)
                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                 MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997   MARCH 31, 1996   MARCH 31, 1995
                                 --------------   --------------   --------------   --------------   --------------
Net asset value per share,
  beginning of period..........      $12.06          $ 11.66          $ 11.08          $  9.90           $10.00
                                     ------          -------          -------          -------           ------
Income from Investment
  Operations
  Net investment
    income/(loss)..............       (0.06)              --            (0.04)           (0.04)           (0.05)
  Net realized and unrealized
    gains/(losses) on
    investments................       (0.31)            2.37             0.97             1.46            (0.03)
                                     ------          -------          -------          -------           ------
Total from investment
  operations...................       (0.37)            2.37             0.93             1.42            (0.08)
                                     ------          -------          -------          -------           ------
Less Dividends and
  Distributions:
  From realized gains..........       (0.94)           (1.97)           (0.35)           (0.24)           (0.02)(a)
                                     ------          -------          -------          -------           ------
  Net asset value per share,
    end of period..............      $10.75          $ 12.06          $ 11.66          $ 11.08           $ 9.90
                                     ======          =======          =======          =======           ======
  Total Return (excludes sales
    charge)....................       (2.22%)          22.24%            8.44%           14.41%           (0.84%)
Ratios/Supplemental Data:
  Net Assets End of Period (in
    thousands).................      $7,816          $13,286          $18,282          $14,597           $9,213
  Ratios to Average Net Assets
    of:
    Net investment
      income/(loss)............       (0.44%)          (0.50%)          (0.40%)          (0.36%)          (0.65%)*
    Expenses net of waivers/
      reimbursements and
      expenses paid by third
      parties..................        2.45%            2.48%            2.25%            2.37%            2.50%*
    Expenses before waivers/
      reimbursements and
      expenses paid by third
      parties..................        2.55%            2.48%            2.25%            2.43%            3.22%*
    Portfolio Turnover Rate....         123%              79%              94%              92%              76%

(a) Represents distribution in excess of net investment income.
  * Annualized.

ESC STRATEGIC FUNDS, INC.
Financial Highlights (continued)

                                                             INTERNATIONAL EQUITY FUND
                                 ----------------------------------------------------------------------------------
                                                                      CLASS D
                                 ----------------------------------------------------------------------------------
                                                                                                      MAY 12, 1994
                                                                                                     (COMMENCEMENT)
                                                                                                     OF OPERATIONS)
                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                 MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997   MARCH 31, 1996   MARCH 31, 1995
                                 --------------   --------------   --------------   --------------   --------------
Net asset value per share,
  beginning of period..........      $11.81           $11.47           $10.95           $ 9.82           $10.00
                                     ------           ------           ------           ------           ------
Income from Investment
  Operations
  Net investment
    income/(loss)..............       (0.16)           (0.13)           (0.10)           (0.09)           (0.07)
  Net realized and unrealized
    gains/(losses) on
    investments................       (0.26)            2.44             0.97             1.46            (0.10)
                                     ------           ------           ------           ------           ------
Total from investment
  operations...................       (0.42)            2.31             0.87             1.37            (0.17)
                                     ------           ------           ------           ------           ------
Less Dividends and
  Distributions:
  From realized gains..........       (0.94)           (1.97)           (0.35)           (0.24)           (0.01)(a)
                                     ------           ------           ------           ------           ------
  Net asset value per share,
    end of period..............      $10.45           $11.81           $11.47           $10.95           $ 9.82
                                     ======           ======           ======           ======           ======
  Total Return (excludes sales
    charge)....................       (2.73%)          22.09%            7.99%           14.01%           (1.72%)
Ratios/Supplemental Data:
  Net Assets End of Period (in
    thousands).................      $1,880           $2,776           $4,204           $3,725           $3,322
  Ratios to Average Net Assets
    of:
    Net investment
      income/(loss)............       (0.94%)          (1.00%)          (0.90%)          (0.83%)          (1.51%)*
    Expenses net of waivers/
      reimbursements and
      expenses paid by third
      parties..................        2.95%            2.98%            2.78%            2.87%            2.98%*
    Expenses before waivers/
      reimbursements and
      expenses paid by third
      parties..................        3.05%            2.98%            2.79%            2.96%            3.69%*
    Portfolio Turnover Rate....         123%              79%              94%              92%              76%

(a) Represents distribution in excess of net investment income.
  * Annualized.

ESC STRATEGIC FUNDS, INC.
Financial Highlights (continued)

                                                                   SMALL CAP FUND
                                 ----------------------------------------------------------------------------------
                                                                      CLASS A
                                 ----------------------------------------------------------------------------------
                                                                                                      JUNE 8, 1994
                                                                                                     (COMMENCEMENT
                                                                                                     OF OPERATIONS)
                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                 MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997   MARCH 31, 1996   MARCH 31, 1995
                                 --------------   --------------   --------------   --------------   --------------
Net asset value per share,
  beginning of period..........     $ 22.81          $  17.55         $ 15.88          $ 11.25           $10.00
                                    -------          --------         -------          -------           ------
Income from Investment
  Operations
  Net investment
    income/(loss)..............       (0.12)             0.02           (0.05)           (0.08)           (0.03)
  Net realized and unrealized
    gains/ (losses) on
    investments................       (5.59)             6.97            2.46             5.19             1.52
                                    -------          --------         -------          -------           ------
Total from investment
  operations...................       (5.71)             6.99            2.41             5.11             1.49
                                    -------          --------         -------          -------           ------
Less Dividends and
  Distributions:
  From net investment income...          --                --              --               --            (0.24)
  From realized gains..........       (0.51)            (1.73)          (0.74)           (0.48)              --
                                    -------          --------         -------          -------           ------
Total Dividends and
  Distributions................       (0.51)            (1.73)          (0.74)           (0.48)           (0.24)
                                    -------          --------         -------          -------           ------
  Net asset value per share,
    end of period..............     $ 16.59          $  22.81         $ 17.55          $ 15.88           $11.25
                                    =======          ========         =======          =======           ======
  Total Return (excludes sales
    charge)....................      (24.97%)           40.64%          14.99%           45.88%           15.03%
Ratios/Supplemental Data:
  Net Assets End of Period (in
    thousands).................     $74,740          $126,857         $72,488          $28,840           $8,785
  Ratios to Average Net Assets
    of:
    Net investment
      income/(loss)............       (0.54%)           (0.18%)         (0.44%)          (0.80%)          (0.43%)*
    Expenses net of waivers/
      reimbursements and
      expenses paid by third
      parties..................        1.79%             1.65%           1.66%            2.00%            2.00%*
    Expenses before waivers/
      reimbursements and
      expenses paid by third
      parties**................        1.79%             1.68%           1.74%            2.18%            3.28%*
    Portfolio Turnover Rate....          57%               67%             65%             102%             151%

*  Annualized.
** For the year ended March 31, 1999, there were no waivers or reimbursements.

ESC STRATEGIC FUNDS, INC.
Financial Highlights (continued)

                                                                   SMALL CAP FUND
                                 ----------------------------------------------------------------------------------
                                                                      CLASS D
                                 ----------------------------------------------------------------------------------
                                                                                                      JUNE 8, 1994
                                                                                                     (COMMENCEMENT
                                                                                                     OF OPERATIONS)
                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                 MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997   MARCH 31, 1996   MARCH 31, 1995
                                 --------------   --------------   --------------   --------------   --------------
Net asset value per share,
  beginning of period..........     $ 22.50          $ 17.35          $ 15.76           $11.22           $10.00
                                    -------          -------          -------           ------           ------
Income from Investment
  Operations
  Net investment
    income/(loss)..............       (0.22)           (0.07)           (0.11)           (0.16)           (0.05)
  Net realized and unrealized
    gains/ (losses) on
    investments................       (5.51)            6.95             2.44             5.18             1.51
                                    -------          -------          -------           ------           ------
Total from investment
  operations...................       (5.73)            6.88             2.33             5.02             1.46
                                    -------          -------          -------           ------           ------
Less Dividends and
  Distributions:
  From net investment income...          --               --               --               --            (0.24)
  From realized gains..........       (0.51)           (1.73)           (0.74)           (0.48)              --
                                    -------          -------          -------           ------           ------
Total Dividends and
  Distributions................       (0.51)           (1.73)           (0.74)           (0.48)           (0.24)
                                    -------          -------          -------           ------           ------
  Net asset value per share,
    end of period..............     $ 16.26          $ 22.50          $ 17.35           $15.76           $11.22
                                    =======          =======          =======           ======           ======
  Total Return (excludes sales
    charge)....................      (25.40%)          40.47%           14.59%           45.19%           14.72%
Ratios/Supplemental Data:
  Net Assets End of Period (in
    thousands).................     $22,075          $38,274          $22,392           $8,897           $3,367
  Ratios to Average Net Assets
    of:
    Net investment
      income/(loss)............       (1.04%)          (0.68%)          (0.96%)          (1.30%)          (0.93%)*
    Expenses net of waivers/
      reimbursements and
      expenses paid by third
      parties..................        2.29%            2.15%            2.19%            2.50%            2.50%*
    Expenses before waivers/
      reimbursements and
      expenses paid by third
      parties**................        2.29%            2.18%            2.29%            2.74%            3.68%*
    Portfolio Turnover Rate....          57%              67%              65%             102%             151%

*  Annualized.
** For the year ended March 31, 1999, there were no waivers or reimbursements.

ESC STRATEGIC FUNDS, INC.
Financial Highlights (continued)

                                                                 APPRECIATION FUND
                                 ----------------------------------------------------------------------------------
                                                                      CLASS A
                                 ----------------------------------------------------------------------------------
                                                                                                      JULY 6, 1994
                                                                                                     (COMMENCEMENT)
                                                                                                     OF OPERATIONS)
                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                 MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997   MARCH 31, 1996   MARCH 31, 1995
                                 --------------   --------------   --------------   --------------   --------------
Net asset value per share,
  beginning of period..........     $ 15.80          $ 14.03          $ 13.02          $ 10.67          $ 10.00
                                    -------          -------          -------          -------          -------
Income from Investment
  Operations
  Net investment
    income/(loss)..............       (0.06)            0.02            (0.04)           (0.05)              --
  Net realized and unrealized
    gains/ (losses) on
    investments................       (3.50)            6.02             1.92             2.71             0.73
                                    -------          -------          -------          -------          -------
Total from investment
  operations...................       (3.56)            6.04             1.88             2.66             0.73
                                    -------          -------          -------          -------          -------
Less Dividends and
  Distributions:
  From realized gains..........       (1.51)           (4.27)           (0.87)           (0.31)           (0.06)
                                    -------          -------          -------          -------          -------
  Net asset value per share,
    end of period..............     $ 10.73          $ 15.80          $ 14.03          $ 13.02          $ 10.67
                                    =======          =======          =======          =======          =======
  Total Return (excludes sales
    charge)....................      (22.43%)          46.73%           14.25%           25.07%            7.32%
Ratios/Supplemental Data:
  Net Assets End of Period (in
    thousands).................     $18,916          $33,394          $44,767          $25,561          $15,126
  Ratios to Average Net Assets
    of:
  Net investment
    income/(loss)..............       (0.44%)          (0.40%)          (0.30%)          (0.39%)          (0.04%)*
    Expenses net of waivers/
      reimbursements and
      expenses paid by third
      parties..................        1.95%            1.80%            1.82%            2.00%            2.00%*
    Expenses before waivers/
      reimbursements and
      expenses paid by third
      parties..................        1.97%            1.80%            1.84%            2.10%            2.88%*
    Portfolio turnover rate....          96%              67%              71%              78%              58%

  * Annualized.

ESC STRATEGIC FUNDS, INC.
Financial Highlights (continued)

                                                                 APPRECIATION FUND
                                 ----------------------------------------------------------------------------------
                                                                      CLASS D
                                 ----------------------------------------------------------------------------------
                                                                                                      JULY 6, 1994
                                                                                                     (COMMENCEMENT)
                                                                                                     OF OPERATIONS)
                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH
                                 MARCH 31, 1999   MARCH 31, 1998   MARCH 31, 1997   MARCH 31, 1996   MARCH 31, 1995
                                 --------------   --------------   --------------   --------------   --------------
Net asset value per share,
  beginning of period..........     $ 15.54           $13.85           $12.91           $10.63           $10.00
                                    -------           ------           ------           ------           ------
Income from Investment
  Operations
  Net investment
    income/(loss)..............       (0.15)           (0.08)           (0.08)           (0.09)           (0.03)
  Net realized and unrealized
    gains/(losses) on
    investments................       (3.41)            6.04             1.89             2.68             0.72
                                    -------           ------           ------           ------           ------
Total from investment
  operations...................       (3.56)            5.96             1.81             2.59             0.69
                                    -------           ------           ------           ------           ------
Less Dividends and
  Distributions:
  From realized gains..........       (1.51)           (4.27)           (0.87)           (0.31)           (0.06)
                                    -------           ------           ------           ------           ------
  Net asset value per share,
    end of period..............     $ 10.47           $15.54           $13.85           $12.91           $10.63
                                    =======           ======           ======           ======           ======
  Total Return (excludes sales
    charge)....................      (22.82%)          46.76%           13.81%           24.50%            6.92%
Ratios/Supplemental Data:
  Net Assets End of Period (in
    thousands).................     $ 4,400           $7,384           $4,054           $2,482           $1,693
  Ratios to Average Net Assets
    of:
  Net investment
    income/(loss)..............       (0.94%)          (0.90%)          (0.78%)          (0.86%)          (0.56%)*
    Expenses net of waivers/
      reimbursements and
      expenses paid by third
      parties..................        2.45%            2.30%            2.34%            2.50%            2.50%*
    Expenses before waivers/
      reimbursements and
      expenses paid by third
      parties..................        2.47%            2.30%            2.36%            2.64%            3.40%*
    Portfolio turnover rate....          96%              67%              71%              78%              58%

  * Annualized.

ESC STRATEGIC FUNDS, INC.
Financial Highlights (continued)

                                                                SMALL CAP II FUND
                                 -------------------------------------------------------------------------------
                                                CLASS A                                  CLASS D
                                 --------------------------------------   --------------------------------------
                                                          JANUARY 28,                              JANUARY 28,
                                                              1997                                     1997
                                   YEAR        YEAR      (COMMENCEMENT)     YEAR        YEAR      (COMMENCEMENT)
                                   ENDED       ENDED     OF OPERATIONS)     ENDED       ENDED     OF OPERATIONS)
                                 MARCH 31,   MARCH 31,      THROUGH       MARCH 31,   MARCH 31,      THROUGH
                                   1999        1998      MARCH 31, 1997     1999        1998      MARCH 31, 1997
                                 ---------   ---------   --------------   ---------   ---------   --------------
Net asset value per share,
  beginning of period..........   $ 13.68     $  9.64        $10.00        $13.61      $ 9.63         $10.00
                                  -------     -------        ------        ------      ------         ------
Income from Investment
  Operations
  Net investment
    income/(loss)..............     (0.09)       0.01            --         (0.16)      (0.03)            --
  Net realized and unrealized
    gains/(losses) on
    investments................     (3.98)       4.65         (0.36)        (3.93)       4.63          (0.37)
                                  -------     -------        ------        ------      ------         ------
Total from investment
  operations...................     (4.07)       4.66         (0.36)        (4.09)       4.60          (0.37)
                                  -------     -------        ------        ------      ------         ------
Less Dividends and
  Distributions:
  From net investment income...        --       (0.36)           --            --       (0.36)            --
  From realized gains..........        --       (0.26)           --            --       (0.26)            --
                                  -------     -------        ------        ------      ------         ------
Total Dividends and
  Distributions................        --       (0.62)           --            --       (0.62)            --
                                  -------     -------        ------        ------      ------         ------
  Net asset value per share,
    end of period..............   $  9.61     $ 13.68        $ 9.64        $ 9.52      $13.61         $ 9.63
                                  =======     =======        ======        ======      ======         ======
  Total Return (excludes sales
    charge)....................    (29.75%)     48.92%        (3.60%)      (30.05%)     48.33%         (3.70%)
Ratios/Supplemental Data:
  Net Assets End of Period (in
    thousands).................   $20,077     $19,942        $2,852        $7,435      $9,689         $1,304
  Ratios to Average Net Assets
    of:
    Net investment
      income/(loss)............     (0.87%)     (0.36%)        0.25%*       (1.37%)     (0.86%)        (0.23%)*
    Expenses net of waivers/
      reimbursements and
      expenses paid by third
      parties..................      2.00%       1.62%         2.00%*        2.50%       2.12%          2.50%*
    Expenses before waivers/
      reimbursements and
      expenses paid by third
      parties..................      2.27%       2.45%         5.51%*        2.77%       2.95%          6.91%*
    Portfolio turnover rate....        58%         86%           14%           58%         86%            14%

* Annualized.

ESC STRATEGIC FUNDS, INC.
Notes to Financial Statements -- March 31, 1999
     1. DESCRIPTION. ESC Strategic Funds, Inc. (the "Company") was incorporated in Maryland on November 24, 1993. The Company currently comprises five portfolios: ESC Strategic Income Fund, ESC Strategic International Equity Fund (formerly ESC Strategic Global Equity Fund), ESC Strategic Small Cap Fund, ESC Strategic Appreciation Fund, and ESC Strategic Small Cap II Fund (formerly ESC Strategic Growth Fund), (individually a "Fund"; collectively the "Funds"). The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Each Fund, with the exception of ESC Strategic Small Cap Fund, operates as a diversified fund. ESC Strategic Small Cap Fund operates as a non-diversified fund. The Company's Articles of Incorporation authorize the issuance of two classes of common stock designated as Class A and Class D for each Fund. Class A shares are offered with a maximum front-end sales charge of 4.50% which may be reduced or waived in certain cases. Class A shares are also subject to a Service and Distribution Fee calculated at an annual rate of up to 0.25% of the average daily net asset value of Class A shares. Class D shares are offered with a front-end sales charge of 1.50% and are subject to a Service and Distribution Fee at an annual rate of up to 0.75% based on the average daily net asset value of Class D shares. The Company's Board of Directors may, in the future, authorize the issuance of additional classes of capital stock for the Funds.

     The Funds' investment objectives are as follows:

          ESC Strategic Income Fund -- To seek a high level of current income, with a secondary objective of total return. The Fund seeks to achieve its investment objective by investing primarily in high yield debt instruments of U.S. and foreign issuers that are rated below investment grade. (Prior to September 30, 1998, this Fund primarily invested in a diversified portfolio of corporate, government and other debt instruments of U.S. issuers.)

          ESC Strategic International Equity Fund -- To seek long-term capital appreciation. The Fund seeks to achieve its investment objective by primarily investing in a diversified portfolio of publicly traded common stocks and securities convertible into or exchangeable for common stock of non-U.S. issuers. (Prior to July 17, 1998, this Fund's investments were diversified across both domestic and international markets.)

          ESC Strategic Small Cap Fund -- To seek a high level of capital appreciation. The Fund pursues its objective by investing primarily in equity securities of domestic and foreign issuers.

          ESC Strategic Appreciation Fund -- To seek long-term capital appreciation. The Fund seeks to achieve its investment objective by primarily investing in a diversified portfolio of U.S. based companies publicly traded common stocks and securities convertible into or exchangeable for common stock.

          ESC Strategic Small Cap II Fund -- To seek a high level of capital appreciation. The Fund pursues its objective by investing primarily in equity securities of domestic and foreign issuers believed to offer superior opportunities for growth.

     2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts and disclosures. Actual results could differ from those estimates.

          A. PORTFOLIO VALUATION. Investments in securities are valued at the last sales price on the securities exchange or the NASDAQ National Market System on which such securities are primarily traded or, if there are no

ESC STRATEGIC FUNDS, INC.
Notes to Financial Statements (continued) -- March 31, 1999

     trades, at the current bid price, as of 4:00 p.m. eastern time. Over-the-counter securities, or securities for which there were no transactions, are valued at the closing bid price. Bid price is used when no asked price is available. Bonds and other fixed income securities are valued by using market quotations, and may be valued on the basis of prices provided by a pricing service. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, if their terms to maturity at purchase were 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity at purchase exceeded 60 days.

          B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and accretion of discount on investments, is accrued daily as earned.

          C.  DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS TO
     SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

          For the year ended March 31, 1999, the reclassification arising from permanent book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                                                        INTERNATIONAL     SMALL
                                                             INCOME        EQUITY          CAP
                                                            --------    -------------    --------
    Undistributed net investment income/(loss) on
      investments.........................................  $142,222      $ 68,577       $817,900
    Accumulated net realized gain/(loss) on investments...   (57,616)      (63,848)            --
    Additional paid-in capital............................   (84,606)       (4,729)      (817,900)

                                                                                   SMALL
                                                                  APPRECIATION     CAP II
                                                                  ------------    --------
    Undistributed net investment income/(loss) on investments...   $ 172,580      $309,625
    Accumulated net realized gain/(loss) on investments.........        (228)           --
    Additional paid-in capital..................................    (172,352)     (309,625)

          Permanent book/tax differences are primarily attributable to non-deductible organization costs, foreign exchange gains/losses, realized gains on passive foreign investment companies and net operating losses.

          D. REPURCHASE AGREEMENTS. The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose

ESC STRATEGIC FUNDS, INC.
Notes to Financial Statements (continued) -- March 31, 1999

     the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreements. Accordingly, the Funds could receive less than the repurchase price upon the sale of collateral securities.

          E. FEDERAL INCOME TAXES. It is the policy of each of the Funds to continue to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable and tax-exempt income for the fiscal year. The Funds also intend to meet the distribution requirements to avoid the payment of an excise tax. Accordingly, no provision for taxes is recorded.

          F. ORGANIZATIONAL COSTS. Costs incurred in connection with the organization and initial registration of the Funds, with the exception of the Small Cap II Fund, have been deferred and are being amortized on a straight-line basis over sixty months beginning with each Fund's commencement of operations. In the event any of the initial shares of the Funds are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the proportion as the number of shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

          G.  DETERMINATION OF NET ASSET VALUE AND CALCULATION OF
     EXPENSES. Expenses directly attributable to a Fund are charged to that Fund. Other expenses of the Company are allocated proportionately among the Funds in relation to the net assets of each Fund or on another reasonable basis. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are solely borne by the class incurring the expense.

          H. FOREIGN EXCHANGE TRANSACTIONS. The books and records of the Funds are maintained in U.S. dollars; non-U.S. dollar denominated amounts are translated into U.S. dollars as follows with the resultant exchange gains and losses recorded in the Statement of Operations:

             (i) market value of investment securities and other assets and liabilities: at the exchange rate on the valuation date,

             (ii) purchases and sales of investment securities, income and expenses, at the exchange rate prevailing on the respective date of such transactions.

          The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities at period end. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations. Such amounts are categorized as foreign exchange gain or loss for financial reporting purposes and ordinary gain or loss for income tax reporting purposes.

          Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, currency gains and losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the

ESC STRATEGIC FUNDS, INC.
Notes to Financial Statements (continued) -- March 31, 1999

     U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of the assets and liabilities, other than investments in securities at period end, resulting from changes in the foreign exchange rate.

          I. FORWARD FOREIGN EXCHANGE CONTRACTS. A forward foreign exchange contract is a commitment to buy or sell a foreign currency at a future date at a negotiated exchange rate. The Funds bear the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains on foreign exchange transactions.

          J. OFF-BALANCE SHEET RISK. The Funds may invest in various financial instruments with off-balance sheet risk. These financial instruments include taking positions in forward foreign exchange contracts. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of the day's trading. When the forward contract is closed, the Fund records a realized gain or loss between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds enter into such contracts for the purpose of hedging exposure to change in foreign currency exchange rates on their portfolio holdings. A lack of correlation between the price of the security and the underlying contract could result in a loss to the Funds. The amount of such loss could exceed related amounts in the statements of assets and liabilities. At March 31, 1999, the International Equity Fund had the following open forward foreign exchange contract:

     LONG CONTRACT:

                                                        SETTLEMENT            MARKET    UNREALIZED
AMOUNT/CURRENCY                                            DATE       COST    VALUE        GAIN
---------------                                         ----------    ----    ------    ----------
    45,223/Japanese Yen...............................    4/1/99      $375     $382         $7

          K. CREDIT AND MARKET RISK. Funds that invest in high yield instruments are subject to certain credit and market risks. The yields of high yield debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

          L. SECURITIES LENDING. To increase current income, each Fund may lend its portfolio securities worth up to one-third of that Fund's total assets to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days, therefore not considered to be illiquid investments; and (3) the Funds will receive any interest or dividends paid on the loaned securities while simultaneously seeking to earn interest on the investment of collateral.

          The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. In addition,

ESC STRATEGIC FUNDS, INC.
Notes to Financial Statements (continued) -- March 31, 1999

     the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve risk that the borrower may fail to return the securities or may fail to provide additional collateral.

          As of March 31, 1999, the following Funds had securities with the following market values on loan:

                                                MARKET VALUE         MARKET VALUE
                                                OF COLLATERAL    OF LOANED SECURITIES
                                                -------------    --------------------
Small Cap.....................................   $12,467,809         $11,976,699
Appreciation..................................   $ 1,586,100         $ 1,545,928
Small Cap II..................................   $ 3,770,800         $ 3,687,688

          The loaned securities were fully collateralized by cash which was invested in floating rate securities and repurchase agreements at March 31, 1999.

          As disclosed in the schedules of portfolio investments, the Small Cap, Appreciation and Small Cap II Funds collectively invested cash collateral in a Lehman Brothers Repurchase Agreement with an interest rate of 5.25% and a maturity of 4/1/1999 which was collateralized by $15,855,000 Commercial Mortgage Asset Trust, Series 99-C1, Class A3, due 4/17/2003 with a market value of $16,088,633.

     3. RELATED PARTY TRANSACTIONS. The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with SunTrust Equitable Securities Corporation ("STES" or the "Adviser"). The Investment Advisory Agreement provides for the Adviser to be paid a fee calculated and accrued daily and paid monthly at the annual rate of 1.25% of average daily net assets for ESC Strategic Small Cap II Fund and 1.00% of such net assets for each of the other Funds. The Adviser provides portfolio management supervision and certain administrative, clerical and bookkeeping services for the Company. The Adviser has entered into agreements with various portfolio managers (the "Managers") to provide portfolio management services for the Funds. Equitable Asset Management, a wholly-owned subsidiary of the Adviser, provides portfolio management services for Small Cap and Small Cap II Funds and approximately one-third of the assets of the Appreciation Fund. The Adviser has retained various other Managers to advise the International Equity Fund, Income Fund and the remaining assets of the Appreciation Fund. The Adviser pays any fees payable under these agreements with the Managers. For the year ended March 31, 1999, the Adviser voluntarily waived fees of $47,061, $12,791, $2,255, and $82,843, for the Income Fund,
International Equity Fund, Appreciation Fund and Small Cap II Fund, respectively. The Adviser did not waive any fee for the Small Cap Fund.

     BISYS Fund Services Limited Partnership d/b/a/ BISYS Fund Services ("BISYS") and BISYS Fund Services, Inc ("BFSI") are each a wholly-owned subsidiary of the BISYS Group, Inc. BISYS serves as Administrator subject to the supervision of the Company's Board of Directors and officers pursuant to the administration agreement (the "Administration Agreement"). The services under the Administration Agreement include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Funds' arrangement with their custodian and assistance in the preparation of the Company's Registration Statement under federal and state laws. Pursuant to the Administration Agreement, BISYS is entitled to a fee calculated and accrued daily and paid monthly at the annual rate of 0.15% of the average daily net assets of each Fund.

ESC STRATEGIC FUNDS, INC.
Notes to Financial Statements (continued) -- March 31, 1999

     BFSI serves as transfer agent and fund accountant for the Company. Pursuant to a Transfer Agent Agreement between the Company and BFSI, BFSI provides the Company with transfer and dividend disbursing agent services, for which it receives a fee of $15.00 per account per year subject to a required minimum fee of $15,000 for each Fund, plus out-of-pocket expenses. Pursuant to the Fund Accounting Agreement between the Company and BFSI, BFSI assists the Company in calculating net asset values and provides certain other accounting services for each Fund for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

     STES has voluntarily agreed to reimburse the Funds to the extent that their ratios of expenses to average net assets exceed certain percentages as follows:
Income -- 2.00% (Class A), 2.50% (Class D); International Equity -- 2.50% (Class
A), 3.00% (Class D); Small Cap -- 2.00% (Class A), 2.50% (Class D);
Appreciation -- 2.00% (Class A), 2.50% (Class D), and Small Cap II -- 2.00% (Class A), 2.50% (Class D). Accordingly, STES has reimbursed expenses of the Income Fund in the amount of $6,412, under this voluntary agreement. No reimbursements were necessary for the International Equity, Small Cap, Appreciation or Small Cap II Funds.

     BISYS acts as Distributor for the Funds pursuant to a Distribution Contract. Each Fund has adopted a service and distribution plan ("Plan") with respect to each class of its shares. The Plans provide that Class A shares will pay the Distributor a fee up to an annual rate of 0.25% of the value of average daily net assets of Class A shares in return for financing certain distribution and shareholder service activities related to Class A shares. The Plans provide that Class D shares will pay the Distributor amounts up to an annual rate of 0.75% of the average daily net assets of Class D shares to finance certain distribution and shareholder services activities related to Class D shares. For the year ended March 31, 1999 for the Small Cap Fund, Small Cap II Fund, Appreciation Fund, Income Fund, International Equity Fund, BISYS received $12,037, $21,039, $82,075, $83,309 and $351,653 respectively, in commissions from sales of shares of the Funds of which $12,037, $21,039, $82,075, $83,300 and $335,688 respectively, was reallowed to other brokers and dealers.

     During the year ended March 31, 1999, the International Equity, Small Cap, Appreciation and Small Cap II Funds paid brokerage commissions of $1,185, $13,662, $39,262, and $6,564 to the Adviser's subsidiary, SunTrust Equitable Securities Corporation.

     4.  SECURITIES TRANSACTIONS.

          A. PURCHASE AND SALE TRANSACTIONS. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended March 31, 1999 were as follows:

                                             PURCHASES        SALES
                                            -----------    -----------
Income....................................  $12,433,508    $26,262,194
International Equity......................  $14,517,293    $19,576,274
Small Cap.................................  $61,805,758    $68,684,662
Appreciation..............................  $28,968,161    $35,689,782
Small Cap II..............................  $26,210,433    $15,159,160

ESC STRATEGIC FUNDS, INC.
Notes to Financial Statements (continued) -- March 31, 1999

     5. CAPITAL SHARE TRANSACTIONS. The Company is authorized to issue 650 million shares of capital stock with a par value $0.001 each. Transactions in each class of shares of the Funds for the year ended March 31, 1999, and the year ended March 31, 1998, were as follows:

                                                                    YEAR ENDED MARCH 31, 1999
                                                             ---------------------------------------
                                                                          INTERNATIONAL
                                                               INCOME        EQUITY       SMALL CAP
                                                             ----------   -------------   ----------
CLASS A
Beginning Balance..........................................   2,443,891     1,101,884      5,561,203
                                                             ----------     ---------     ----------
Shares Sold................................................      93,649       105,770        460,985
Shares issued in reinvestment of net dividends and
  distributions............................................      90,228        59,843        145,457
Shares redeemed............................................  (1,887,696)     (540,478)    (1,662,840)
                                                             ----------     ---------     ----------
Net increase/(decrease) in shares..........................  (1,703,819)     (374,865)    (1,056,398)
                                                             ----------     ---------     ----------
Ending Balance.............................................     740,072       727,019      4,504,805
                                                             ==========     =========     ==========
CLASS D
Beginning Balance..........................................      82,351       234,924      1,701,274
                                                             ----------     ---------     ----------
Shares Sold................................................      15,648        11,007         80,387
Shares issued in reinvestment of net dividends and
  distributions............................................       4,096        20,321         47,983
Shares redeemed............................................     (46,401)      (86,394)      (472,207)
                                                             ----------     ---------     ----------
Net increase/(decrease) in shares..........................     (26,657)      (55,066)      (343,837)
                                                             ----------     ---------     ----------
Ending Balance.............................................      55,694       179,858      1,357,437
                                                             ==========     =========     ==========

                                                               YEAR ENDED MARCH 31, 1999
                                                              ---------------------------
                                                              APPRECIATION   SMALL CAP II
                                                              ------------   ------------
CLASS A
Beginning Balance...........................................   2,114,008      1,458,113
                                                               ---------      ---------
Shares Sold.................................................     232,330      1,267,171
Shares issued in reinvestment of net dividends and
  distributions.............................................     243,822              0
Shares redeemed.............................................    (827,450)      (634,997)
                                                               ---------      ---------
Net increase/(decrease) in shares...........................    (351,298)       632,174
                                                               ---------      ---------
Ending Balance..............................................   1,762,710      2,090,287
                                                               =========      =========
CLASS D
Beginning Balance...........................................     475,250        711,840
                                                               ---------      ---------
Shares Sold.................................................      86,439        374,754
Shares issued in reinvestment of net dividends and
  distributions.............................................      66,467              0
Shares redeemed.............................................    (207,972)      (305,243)
                                                               ---------      ---------
Net increase/(decrease) in shares...........................     (55,066)        69,511
                                                               ---------      ---------
Ending Balance..............................................     420,184        781,351
                                                               =========      =========

ESC STRATEGIC FUNDS, INC.
Notes to Financial Statements (continued) -- March 31, 1999

                                                                    YEAR ENDED MARCH 31, 1998
                                                              --------------------------------------
                                                                           INTERNATIONAL
                                                                INCOME        EQUITY       SMALL CAP
                                                              ----------   -------------   ---------
CLASS A
Beginning Balance...........................................   3,339,466     1,568,551     4,129,592
                                                              ----------     ---------     ---------
Shares Sold.................................................     155,058       102,868     1,661,014
Shares issued in reinvestment of net dividends and
  distributions.............................................     131,084       122,744       384,551
Shares redeemed.............................................  (1,181,717)     (692,279)     (613,954)
                                                              ----------     ---------     ---------
Net increase/(decrease) in shares...........................    (895,575)     (466,667)    1,431,611
                                                              ----------     ---------     ---------
Ending Balance..............................................   2,443,891     1,101,884     5,561,203
                                                              ==========     =========     =========
CLASS D
Beginning Balance...........................................     145,898       366,560     1,290,948
                                                              ----------     ---------     ---------
Shares Sold.................................................      17,012        13,339       428,750
Shares issued in reinvestment of net dividends and
  distributions.............................................       3,690        61,747       132,655
Shares redeemed.............................................     (84,249)     (206,722)     (151,079)
                                                              ----------     ---------     ---------
Net increase/(decrease) in shares...........................     (63,547)     (131,636)      410,326
                                                              ----------     ---------     ---------
Ending Balance..............................................      82,351       234,924     1,701,274
                                                              ==========     =========     =========

                                                               YEAR ENDED MARCH 31, 1998
                                                              ----------------------------
                                                              APPRECIATION    SMALL CAP II
                                                              ------------    ------------
CLASS A
Beginning Balance...........................................    3,190,643        295,961
                                                               ----------      ---------
Shares Sold.................................................      402,557      1,186,062
Shares issued in reinvestment of net dividends and
  distributions.............................................      595,282         48,311
Shares redeemed.............................................   (2,074,474)       (72,221)
                                                               ----------      ---------
Net increase/(decrease) in shares...........................   (1,076,635)     1,162,152
                                                               ----------      ---------
Ending Balance..............................................    2,114,008      1,458,113
                                                               ==========      =========
CLASS D
Beginning Balance...........................................      292,678        135,392
                                                               ----------      ---------
Shares Sold.................................................      154,004        579,982
Shares issued in reinvestment of net dividends and
  distributions.............................................      104,039         24,782
Shares redeemed.............................................      (75,471)       (28,316)
                                                               ----------      ---------
Net increase/(decrease) in shares...........................      182,572        576,448
                                                               ----------      ---------
Ending Balance..............................................      475,250        711,840
                                                               ==========      =========

     6. MULTIPLE MANAGER STRATEGY. The Adviser uses the Multiple Manager Strategy for certain of the Funds from time to time. Under this strategy, the Adviser allocates portions of a Fund's assets among multiple specialist Managers with dissimilar investment styles and security selection disciplines. The Adviser monitors the performance of both the total Fund portfolio and of each Manager. The Adviser will reallocate Fund assets among individual managers or

ESC STRATEGIC FUNDS, INC.
Notes to Financial Statements (continued) -- March 31, 1999

recommend to the Company that it employ or terminate particular managers to the extent the Adviser deems appropriate to achieve the overall objectives of the particular Fund.

     Effective September 30, 1998, the Income Fund's sole Manager is Cincinnati Asset Management, Inc. Llama Asset Management Company, L.P. and Murray Johnstone International Limited are no longer Managers for the Income Fund. Effective July 17, 1998, the International Equity Fund's sole Manager is Murray Johnstone International Limited; Globeflex Capital, L.P. is no longer a Manager for the International Equity Fund.

        As of March 31, 1999, the Managers are as follows:

        ESC Strategic Income Fund -- Cincinnati Asset Management, Inc.

        ESC Strategic International Equity Fund -- Murray Johnstone
           International Limited.

        ESC Strategic Small Cap Fund -- Equitable Asset Management, Inc.

        ESC Strategic Appreciation Fund -- GlobeFlex Capital, L.P.; Brandes
           Investment Partners, L.P., and Atlantic Capital Management, LLC.

        ESC Strategic Small Cap II Fund -- Equitable Asset Management, Inc.
           Equitable Asset Management, Inc. is an affiliate of the Adviser.

     Effective May 24, 1999, Westcap Investors, LLC has been appointed as a Manager of the ESC Strategic Appreciation Fund and GlobeFlex Capital L.P. is no longer a Manager.

     7. FEDERAL INCOME TAXES (Unaudited). Capital losses and foreign currency losses incurred after October 31, 1998 through March 31, 1999, are deemed to arise on the first business day of the following fiscal year. Such losses may be deferred and treated as occurring on the first day of the following fiscal year. The Small Cap II Fund incurred and will elect to defer post October capital losses of approximately $1,890,515. The International Fund incurred foreign currency losses and will elect to defer these post October losses of approximately $26,128.

     For the taxable year ended March 31, 1999, 7.36% of the income dividend paid by the Appreciation Fund qualifies for the dividends received deduction available for corporations.

     As of March 31, 1999, for federal income tax purposes, the following Fund had a capital loss carry forward available to offset future capital gains, if any:

                                                          AMOUNT      EXPIRES
                                                        ----------    -------
Small Cap II..........................................  $1,359,180    3/31/07

     The carry forward will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

     The following table presents capital gain dividend distributions from long-term capital gains for the following Funds for the year ended March 31, 1999:

FUND                                                            AMOUNT
----                                                          ----------
Income......................................................  $  139,189
International Equity........................................     904,995
Small Capital...............................................   3,368,662
Appreciation................................................   2,386,021

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Directors
  ESC Strategic Funds, Inc.

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ESC Strategic Income Fund, ESC Strategic International Equity Fund, ESC Strategic Small Cap Fund, ESC Strategic Appreciation Fund and ESC Strategic Small Cap II Fund (separate portfolios constituting the ESC Strategic Funds, Inc., hereafter referred to as the "Funds") at March 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Columbus, Ohio
May 14, 1999

[ESC Strategic Funds Graphic]
                           ESC STRATEGIC FUNDS, INC.
                               3435 STELZER ROAD
                           COLUMBUS, OHIO 43219-8006
                        GENERAL AND ACCOUNT INFORMATION:
                              (800) 261-FUND(3863)

INVESTMENT ADVISER
---------------------

SunTrust Equitable Securities
800 Nashville City Center
Nashville, Tennessee 37219-1743

ADMINISTRATOR AND DISTRIBUTOR
---------------------------------

BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

COUNSEL
--------

Dechert Price & Rhoads
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT ACCOUNTANTS
---------------------------

PricewaterhouseCoopers LLP
100 East Broad Street
Suite 2100
Columbus, Ohio 43215
5/99

ESC Strategic INCOME Fund
ESC Strategic INTERNATIONAL EQUITY Fund
ESC Strategic SMALL CAP Fund
ESC Strategic APPRECIATION Fund
ESC Strategic SMALL CAP II Fund

                                 ANNUAL REPORT
                                 MARCH 31, 1999